                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE MIDDLE DISTRICT OF TENNESSEE
                               NASHVILLE DIVISION

------------------------------- x
--                              :       Case No. 399-02649
                                :
In re                           :       Chapter 11
                                :
SERVICE MERCHANDISE COMPANY,    :       Judge Paine
      INC., et al.,             :
                                :       Jointly Administered
                    Debtors.    x
-------------------------------

                 JOINT PLAN OF SERVICE MERCHANDISE COMPANY, INC.
                            AND ITS AFFILIATE DEBTORS

Paul G. Jennings
Beth A. Dunning
BASS, BERRY & SIMS PLC
315 Deaderick Street, Suite 2700
Nashville, Tennessee 37238-0002
(615) 742-6200

- and -

John Wm. Butler, Jr.
George N. Panagakis
Keith A. Simon
SKADDEN, ARPS, SLATE,
     MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois  60606-1285
(312) 407-0700

ATTORNEYS FOR DEBTORS
AND DEBTORS-IN-POSSESSION

Dated: Nashville, Tennessee
       March 5, 2003

                                TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        -----
INTRODUCTION........................................................................................................   A - 1

ARTICLE I

     DEFINED TERMS AND RULES OF INTERPRETATION......................................................................   A - 3

     A.   Definitions...............................................................................................   A - 3
                    1.1      Administrative Claim...................................................................   A - 3
                    1.2      Administrative Claims Bar Date.........................................................   A - 3
                    1.3      Administrative Claims Reserve..........................................................   A - 3
                    1.4      Affiliate Debtors......................................................................   A - 3
                    1.5      Affiliate Interest.....................................................................   A - 3
                    1.6      Affiliates.............................................................................   A - 4
                    1.7      Allowed................................................................................   A - 4
                    1.8      Allowed Claim..........................................................................   A - 4
                    1.9      Amended Charter and By-Laws............................................................   A - 4
                    1.10     Avoidance Actions......................................................................   A - 4
                    1.11     Ballot.................................................................................   A - 4
                    1.12     Bankruptcy Code........................................................................   A - 4
                    1.13     Bankruptcy Court.......................................................................   A - 5
                    1.14     Bankruptcy Rules.......................................................................   A - 5
                    1.15     Bar Date...............................................................................   A - 5
                    1.16     Bar Date Order.........................................................................   A - 5
                    1.17     Business Day...........................................................................   A - 5
                    1.18     Cash...................................................................................   A - 5
                    1.19     Cash Reserve...........................................................................   A - 5
                    1.20     Causes of Action.......................................................................   A - 5
                    1.21     Chapter 11 Cases.......................................................................   A - 5
                    1.22     Claim..................................................................................   A - 5
                    1.23     Claims Objection Deadline..............................................................   A - 5
                    1.24     Class..................................................................................   A - 6
                    1.25     Class Representatives..................................................................   A - 6
                    1.26     Collateral.............................................................................   A - 6
                    1.27     Confirmation Date......................................................................   A - 6
                    1.28     Confirmation Hearing...................................................................   A - 6
                    1.29     Confirmation Order.....................................................................   A - 6
                    1.30     Creditors' Committee...................................................................   A - 6

                    1.31     Cure...................................................................................   A - 6
                    1.32     Debtor(s)..............................................................................   A - 6
                    1.33     Designation Rights Agreement...........................................................   A - 6
                    1.34     Designation Rights Order...............................................................   A - 7
                    1.35     DIP Agent..............................................................................   A - 7
                    1.36     DIP Credit Agreement...................................................................   A - 7
                    1.37     DIP Facility...........................................................................   A - 7
                    1.38     DIP Facility Claim.....................................................................   A - 7
                    1.39     DIP Facility Order.....................................................................   A - 7
                    1.40     DIP Lenders............................................................................   A - 7
                    1.41     Disallowed Claim.......................................................................   A - 7
                    1.42     Disbursing Agent.......................................................................   A - 7
                    1.43     Disclosure Statement...................................................................   A - 7
                    1.44     Disclosure Statement Hearing...........................................................   A - 8
                    1.45     Disputed Claim.........................................................................   A - 8
                    1.46     Disputed Claims Reserve................................................................   A - 8
                    1.47     Effective Date.........................................................................   A - 8
                    1.48     Estate(s)..............................................................................   A - 8
                    1.49     Exhibit................................................................................   A - 8
                    1.50     Exhibit Filing Date....................................................................   A - 8
                    1.51     Existing Securities....................................................................   A - 8
                    1.52     Face Amount............................................................................   A - 8
                    1.53     File, Filed or Filing..................................................................   A - 8
                    1.54     Final Order............................................................................   A - 8
                    1.55     General Unsecured Claim................................................................   A - 9
                    1.56     General Unsecured Convenience Claim....................................................   A - 9
                    1.57     Holder.................................................................................   A - 9
                    1.58     Impaired...............................................................................   A - 9
                    1.59     Indemnification Rights.................................................................   A - 9
                    1.60     Indemnitee.............................................................................   A - 9
                    1.61     Initial Distribution...................................................................   A - 9
                    1.62     Initial Distribution Date..............................................................   A - 9
                    1.63     Intercompany Claim.....................................................................   A - 10
                    1.64     Interest...............................................................................   A - 10
                    1.65     Involuntary Petition...................................................................   A - 10
                    1.66     IRC....................................................................................   A - 10
                    1.67     IRS....................................................................................   A - 10
                    1.68     Lien...................................................................................   A - 10
                    1.69     Litigation Claims......................................................................   A - 10
                    1.70     Master Ballot..........................................................................   A - 10
                    1.71     Net Available Cash.....................................................................   A - 10

                    1.72     Net Proceeds...........................................................................   A - 10
                    1.73     Non-Tax Priority Claim.................................................................   A - 10
                    1.74     Noteholder Preference Action...........................................................   A - 11
                    1.75     Noteholder Preference Action Settlement................................................   A - 11
                    1.76     Noteholder Preference Claim Redistribution Amount......................................   A - 11
                    1.77     Old Equity.............................................................................   A - 11
                    1.78     Operating Reserve......................................................................   A - 11
                    1.79     Person.................................................................................   A - 11
                    1.80     Petition Date..........................................................................   A - 11
                    1.81     Plan...................................................................................   A - 11
                    1.82     Plan Administrator.....................................................................   A - 11
                    1.83     Plan Administrator Agreement...........................................................   A - 12
                    1.84     Plan Committee.........................................................................   A - 12
                    1.85     Plan Schedules.........................................................................   A - 12
                    1.86     Prepetition Agent......................................................................   A - 12
                    1.87     Prepetition Credit Agreement...........................................................   A - 12
                    1.88     Prepetition Indentures.................................................................   A - 12
                    1.89     Prepetition Indenture Trustees.........................................................   A - 12
                    1.90     Prepetition Lenders....................................................................   A - 12
                    1.91     Prepetition Senior Noteholders.........................................................   A - 12
                    1.92     Prepetition Senior Notes...............................................................   A - 12
                    1.93     Prepetition Senior Notes Claims........................................................   A - 12
                    1.94     Prepetition Senior Notes Indenture.....................................................   A - 13
                    1.95     Prepetition Senior Notes Indenture Trustee.............................................   A - 13
                    1.96     Prepetition Senior Secured Noteholders.................................................   A - 13
                    1.97     Prepetition Senior Secured Notes.......................................................   A - 13
                    1.98     Prepetition Senior Secured Notes Claims................................................   A - 13
                    1.99     Prepetition Senior Secured Notes Deficiency Claims.....................................   A - 13
                    1.100    Prepetition Senior Secured Notes Indenture.............................................   A - 13
                    1.101    Prepetition Senior Secured Notes Indenture Trustee.....................................   A - 13
                    1.102    Prepetition Subordinated Noteholders...................................................   A - 13
                    1.103    Prepetition Subordinated Notes.........................................................   A - 14
                    1.104    Prepetition Subordinated Notes Claims..................................................   A - 14
                    1.105    Prepetition Subordinated Notes Indenture...............................................   A - 14
                    1.106    Prepetition Subordinated Notes Indenture Trustee.......................................   A - 14
                    1.107    Priority Tax Claim.....................................................................   A - 14
                    1.108    Pro Rata...............................................................................   A - 14
                    1.109    Professional...........................................................................   A - 14
                    1.110    Professional Fee Claim.................................................................   A - 14
                    1.111    Professional Fee Order.................................................................   A - 14
                    1.112    Reclamation Claims.....................................................................   A - 15

                    1.113    Record Date............................................................................   A - 15
                    1.114    Released Party.........................................................................   A - 15
                    1.115    Reorganized Service Merchandise........................................................   A - 15
                    1.116    Scheduled..............................................................................   A - 15
                    1.117    Schedules..............................................................................   A - 15
                    1.118    Secured Claim..........................................................................   A - 15
                    1.119    Service Merchandise....................................................................   A - 15
                    1.120    Solicitation Order.....................................................................   A - 16
                    1.121    Subordinated Claims....................................................................   A - 16
                    1.122    Subordination Redistribution Amount....................................................   A - 16
                    1.123    Subordination Rights...................................................................   A - 16
                    1.124    Subsequent Distribution................................................................   A - 16
                    1.125    Subsequent Distribution Date...........................................................   A - 16
                    1.126    Substantive Consolidation Order........................................................   A - 16
                    1.127    Supplemental Distribution Account......................................................   A - 16
                    1.128    Unimpaired Claim.......................................................................   A - 16
                    1.129    Unsecured Claim........................................................................   A - 17
                    1.130    Voluntary Petition.....................................................................   A - 17
                    1.131    Voting Deadline........................................................................   A - 17
         B.    Rules of Interpretation..............................................................................   A - 17
         C.    Computation of Time..................................................................................   A - 17
         D.    Exhibits and Plan Schedules..........................................................................   A - 17

ARTICLE II

          ADMINISTRATIVE EXPENSES AND PRIORITY
          TAX CLAIMS................................................................................................   A - 18

                  2.1        Administrative Claims..................................................................   A - 18
                  2.2        Priority Tax Claims....................................................................   A - 18
ARTICLE III

          CLASSIFICATION OF CLAIMS AND INTERESTS....................................................................   A - 18

                  3.1        Classification of Claims Against and Interests
                             in the Debtors.........................................................................   A - 19

ARTICLE IV

          IDENTIFICATION OF CLASSES OF CLAIMS AND
          INTERESTS IMPAIRED AND NOT IMPAIRED BY THE PLAN...........................................................   A - 19

                  4.1        Unimpaired Classes of Claims...........................................................   A - 19
                  4.2        Impaired Classes of Claims and Interests...............................................   A - 20

ARTICLE V

          PROVISIONS FOR TREATMENT OF CLAIMS AND INTERESTS..........................................................   A - 20

                  5.1        Unimpaired Classes of Claims Against the Debtors.......................................   A - 20
                  5.2        Impaired Classes of Claims Against and Interests
                                in the Debtors......................................................................   A - 21
                  5.3        Special Provision Regarding Unimpaired Claims..........................................   A - 24

ARTICLE VI

          ACCEPTANCE OR REJECTION OF THE PLAN.......................................................................   A - 24

                  6.1        Classes Entitled to Vote...............................................................   A - 24
                  6.2        Acceptance by Impaired Classes.........................................................   A - 24
                  6.3        Presumed Acceptances by Unimpaired Classes.............................................   A - 25
                  6.4        Classes Deemed to Reject Plan..........................................................   A - 25
                  6.5        Summary of Classes Voting on the Plan..................................................   A - 25
                  6.6        Confirmation Pursuant to Section 1129(b)
                                of the Bankruptcy Code..............................................................   A - 25
                  6.7        Confirmability and Severability of a Plan..............................................   A - 25

ARTICLE VII

          MEANS FOR IMPLEMENTATION OF THE PLAN......................................................................   A - 25

                  7.1        Substantive Consolidation..............................................................   A - 25
                  7.2        Merger of Affiliate Debtors into Service Merchandise...................................   A - 26
                  7.3        Continued Corporate Existence; Amended and Restated
                                Charter and By-laws; Dissolution of Reorganized
                                Service Merchandise.................................................................   A - 26
                  7.4        Directors and Officers; Effectuating Documents;
                                Further Transactions................................................................   A - 26
                  7.5        Vesting of Assets......................................................................   A - 27
                  7.6        Funding of Cash Reserves...............................................................   A - 27
                  7.7        Funding of Supplemental Distribution Account...........................................   A - 27
                  7.8        Closing of Chapter 11 Cases............................................................   A - 27

                  7.9        The Plan Administrator.................................................................   A - 28
                  7.10       Preservation of Rights of Action.......................................................   A - 32
                  7.11       Creditors' Committee and Plan Committee................................................   A - 32
                  7.12       Cancellation of Existing Securities....................................................   A - 34

ARTICLE VIII

          TREATMENT OF EXECUTORY CONTRACTS AND
            UNEXPIRED LEASES........................................................................................   A - 35

                  8.1        Generally..............................................................................   A - 35
                  8.2        Approval of Assumption and Assignment or
                                Rejection of Executory Contracts and Unexpired Leases...............................   A - 35
                  8.3        Cure of Defaults of Assumed Executory Contracts
                                and Unexpired Leases................................................................   A - 35
                  8.4        Rejection Damages Bar Date.............................................................   A - 36
                  8.5        Post-Petition Executory Contracts and Unexpired Leases.................................   A - 36
                  8.6        Post-Confirmation Validity of Designation Rights
                                Order and Agreement.................................................................   A - 36
                  8.7        Miscellaneous..........................................................................   A - 37

ARTICLE IX

          PROVISIONS GOVERNING DISTRIBUTIONS........................................................................   A - 37

                  9.1        Distributions for Claims Allowed as of the Effective Date..............................   A - 37
                  9.2        Disbursing Agent.......................................................................   A - 37
                  9.3        Subsequent Distributions...............................................................   A - 38
                  9.4        Interest on Claims.....................................................................   A - 38
                  9.5        Delivery of Distributions and Undeliverable or
                                Unclaimed Distributions.............................................................   A - 38
                  9.6        Record Date for Distributions..........................................................   A - 39
                  9.7        Allocation of Plan Distributions Between Principal
                                and Interest........................................................................   A - 39
                  9.8        Means of Cash Payment..................................................................   A - 39
                  9.9        Setoffs................................................................................   A - 39
                  9.10       De-Minimis Distributions...............................................................   A - 40
                  9.11       Surrender of Securities and Instruments................................................   A - 40
                  9.12       Release of Liens.......................................................................   A - 41

ARTICLE X

          PROCEDURES FOR RESOLVING DISPUTED,
          CONTINGENT AND UNLIQUIDATED CLAIMS........................................................................   A - 41

                 10.1        Objection Deadline; Prosecution of Objections..........................................   A - 41
                 10.2        No Distributions Pending Allowance.....................................................   A - 42
                 10.3        Disputed Claims Reserve................................................................   A - 42
                 10.4        Distributions After Allowance..........................................................   A - 42

ARTICLE XI

          ALLOWANCE AND PAYMENT OF
          CERTAIN ADMINISTRATIVE CLAIMS.............................................................................   A - 42

                 11.1        Professional Fee Claims................................................................   A - 42
                 11.2        Other Administrative Claims............................................................   A - 43
                 11.3        Administrative Claims Bar Date Notice..................................................   A - 44

ARTICLE XII

          CONFIRMATION AND CONSUMMATION OF THE PLAN.................................................................   A - 44

                 12.1        Conditions to Confirmation.............................................................   A - 44
                 12.2        Conditions to Effective Date...........................................................   A - 44
                 12.3        Waiver of Conditions...................................................................   A - 45

ARTICLE XIII

          EFFECT OF PLAN CONFIRMATION ON CLAIMS AND INTERESTS.......................................................   A - 45

                 13.1        No Discharge of Claims Against Debtors.................................................   A - 45
                 13.2        Termination of Subordination Rights and Settlement
                                of Related Claims and Controversies.................................................   A - 45
                 13.3        Exculpation and Limitation of Liability................................................   A - 45
                 13.4        Indemnification Obligations............................................................   A - 46
                 13.5        Releases by Debtors and Debtors in Possession..........................................   A - 47
                 13.6        RELEASE BY HOLDERS OF CLAIMS AND INTERESTS.............................................   A - 47
                 13.7        Injunction.............................................................................   A - 48

ARTICLE XIV

          RETENTION OF JURISDICTION.................................................................................   A - 48

ARTICLE XV

          MISCELLANEOUS PROVISIONS..................................................................................   A - 51

                 15.1        Binding Effect.........................................................................   A - 51
                 15.2        Payment of Statutory Fees..............................................................   A - 51
                 15.3        Amendment or Modification of this Plan.................................................   A - 51
                 15.4        Revocation, Withdrawal or Non-Consummation.............................................   A - 51
                 15.5        Effectuating Documents and Further Transactions........................................   A - 52
                 15.6        Corporate Action.......................................................................   A - 52
                 15.7        Exemption from Transfer Taxes..........................................................   A - 52
                 15.8        Severability of Plan Provisions........................................................   A - 52
                 15.9        Successors and Assigns.................................................................   A - 53
                 15.10       Notice.................................................................................   A - 53
                 15.11       Governing Law..........................................................................   A - 54
                 15.12       Tax Reporting and Compliance...........................................................   A - 54
                 15.13       Filing of Additional Documents.........................................................   A - 55
                 15.14       Term of Bankruptcy Injunction or Stays.................................................   A - 55
                 15.15       No Waiver or Estoppel..................................................................   A - 55
                 15.16       Request for Court Hearing..............................................................   A - 55

                                    EXHIBITS

Exhibit A   Form of Amended Charter of Reorganized Service Merchandise

Exhibit B   Form of Amended By-Laws of Reorganized Service Merchandise

Exhibit C   Form of Plan Administrator Agreement

                                 PLAN SCHEDULES

Plan Schedule 1.20          List of Causes of Action

Plan Schedule 7.2           List of Affiliate Debtors Proceedings

Plan Schedule 8.1           List of Unexpired Leases and Executory Contracts
                            To Be Rejected

Plan Schedule 8.2           List of Unexpired Leases and Executory Contracts To
                            Be Assumed

Plan Schedule 11.1(b)-1     List of Substantial Contribution Claims

Plan Schedule 11.1(b)-2     List of Substantial Contribution Claims if the
                            Bankruptcy Court Authorizes and Approves the
                            Noteholder Preference Action Settlement

                                  INTRODUCTION

                  Service Merchandise Company, Inc. ("Service Merchandise") and 31 of its affiliates (the "Affiliate Debtors," and, together with Service Merchandise, collectively, the "Debtors"), debtors and debtors-in-possession in the above-captioned, jointly administered chapter 11 cases, hereby propose the following joint plan providing for the sale or other disposition of all of the property of the Debtors' Estates and the distribution of the proceeds thereof in resolution of the outstanding claims against and interests in the Debtors. This Plan follows that certain order entered by the Bankruptcy Court on January 18, 2002 (Docket No. 5777) authorizing and approving the wind-down of the Debtors' continuing business operations. Capitalized terms used herein shall have the meanings ascribed to such terms in Article I.

                  At this time, these chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to an order of the Bankruptcy Court. As set forth in Sections 7.1 and 7.2 of this Plan, however, this Plan contemplates the substantive consolidation of the Affiliate Debtors into Service Merchandise. Each Debtor is a proponent of this Plan within the meaning of section 1129 of the Bankruptcy Code.

                  A complete list of the Debtors is set forth below. The list identifies each Debtor by its case number in these chapter 11 cases.

                                   THE DEBTORS

-    Service Merchandise Company, Inc., (Case No. 99-02649)

-    SMC-HC, Inc., (Case No. 99-02650)

-    SMC-SPE-1, Inc., (Case No. 99-02651)

-    SMC-SPE-2, Inc., (Case No. 99-02652)

- Service Merchandise Company of Tennessee Limited Partnership, (Case No. 99-02653)

-    Service Merchandise Company of Texas, Limited Partnership,
     (Case No. 99-02654)

-    A.F.S. Marketing Services, Inc., (Case No. 99-02655)

-    B.A. Pargh Co., Inc., (Case No. 99-02656)

-    Service Merchandise RM, Inc., (Case No. 99-02657)

-    The McNally Supply Company, (Case No. 99-02658)

-    Promotables, Inc., (Case No. 99-02659)

-    Service Merchandise Financial Company, Inc., (Case No. 99-02660)

-    Service Merchandise Company Broad, Inc., (Case No. 99-02661)

-    Service Merchandise Company No. 30, Inc., (Case No. 99-02662)

-    Service Merchandise Company No. 34, Inc., (Case No. 99-02663)

-    Service Merchandise Company No. 35, Inc., (Case No. 99-02664)

-    Service Merchandise Company No. 93, Inc., (Case No. 99-02665)

-    Service Merchandise Company of Iowa, Inc., (Case No. 99-02666)

-    Service Merchandise Company of Kansas, Inc., (Case No. 99-02667)

-    Service Merchandise Company of New York, Inc., (Case No. 99-02668)

-    Service Merchandise Office Supply, Inc., (Case No. 99-02669)

-    Service Merchandise Showrooms, Inc., (Case No. 99-02670)

-    The Toy Store, Inc., (Case No. 99-02671)

-    Travel Management Consultants, Inc., (Case No. 99-02672)

-    Wholesale Supply Company, Inc., (Case No. 99-02673)

-    SMC Aviation, Inc., (Case No. 99-02674)

-    Homeowners Warehouse, Inc., (Case No. 99-02675)

-    Service Merchandise Company No. 51, Inc., (Case No. 99-02676)

-    Service Merchandise Indiana Partners, (Case No. 99-02677)

-    H.J. Wilson Company, Inc., (Case No. 99-02678)

-    H.J. Wilson Company Realty, Inc., (Case No. 99-02679)

-    Service Merchandise Company No. 99, Inc., (Case No. 99-02680)

                  Under section 1125(b) of the Bankruptcy Code, a vote to accept or reject this Plan cannot be solicited from the Holder of a claim or interest until such time as the Disclosure Statement has been approved by the Bankruptcy Court and distributed to claim and interest Holders. The Disclosure Statement was approved by the Bankruptcy Court by order entered on [_______], 2003, and has been distributed simultaneously with this Plan to all parties whose votes are being solicited. The Disclosure Statement contains, among other things, a discussion of the Debtors' history, business, properties and operations, a summary and analysis of this Plan, and certain related matters. ALL HOLDERS OF CLAIMS AND INTERESTS ARE ENCOURAGED TO READ THIS PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THIS PLAN.

                  This Plan also provides for the compromise and settlement of a pending preference action against current or former Holders of Prepetition Subordinated Notes (as defined herein, the "Noteholder Preference Action") by redistributing a portion of the distributions otherwise payable to Holders of Allowed Prepetition Subordinated Note Claims to Holders of Allowed General Unsecured Claims. ACCORDINGLY, HOLDERS OF PREPETITION SUBORDINATED NOTES ARE PARTICULARLY ENCOURAGED TO READ SECTION V.C. OF THE DISCLOSURE STATEMENT AND
SECTION 5.2 OF THIS PLAN (AS WELL AS THE DISCLOSURE STATEMENT AND PLAN IN THEIR

ENTIRETY) FOR A DESCRIPTION OF THE PROPOSED COMPROMISE AND SETTLEMENT OF THE NOTEHOLDER PREFERENCE ACTION.

                  Subject to certain restrictions and requirements set forth in section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019 and those restrictions on modifications set forth in Article XV of this Plan, each of the Debtors expressly reserves its respective rights to alter, amend, modify, revoke or withdraw this Plan with respect to such Debtor, one or more times, prior to its substantial consummation.

                                    ARTICLE I

                    DEFINED TERMS AND RULES OF INTERPRETATION

A.       DEFINITIONS

                  For purposes of this Plan, except as otherwise provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings set forth below. Any term that is not otherwise defined herein, but that is used in the Bankruptcy Code or the Bankruptcy Rules, will have the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

                  1.1 "ADMINISTRATIVE CLAIM" means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (a) any actual and necessary costs and expenses, incurred after the Petition Date, of preserving the Estates and operating and liquidating the business of the Debtors (including wages, salaries, or commissions for services rendered after the Petition Date), (b) Professional Fee Claims, (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, (d) Reclamation Claims to the extent not already paid, and (e) DIP Facility Claims to the extent not already paid.

                  1.2 "ADMINISTRATIVE CLAIMS BAR DATE" means, except as modified by Section 11.1 of this Plan, the deadline for filing proofs of Administrative Claims which shall be sixty (60) days after the date on which the Debtors mail written notice of the occurrence of the Effective Date as specified in Section 11.3 of this Plan, unless otherwise ordered by the Bankruptcy Court.

                  1.3 "ADMINISTRATIVE CLAIMS RESERVE" means the reserve maintained by Reorganized Service Merchandise to pay Administrative Claims, Priority Tax Claims, Secured Claims, Non-Tax Priority Claims, Cure Claims and other payments required under this Plan, including Cash required to pay General Unsecured Convenience Claims should the Debtors or Reorganized Service Merchandise, after consultation with the Creditors' Committee or Plan Committee, elect to treat such Claims as provided in Section 5.2(d) of this Plan.

                  1.4 "AFFILIATE DEBTORS" means, individually or collectively, a Debtor or Debtors other than Service Merchandise, as applicable.

                  1.5 "AFFILIATE INTEREST" means the rights of any current or former Holder or owner of any shares of Old Equity of any of the Affiliate Debtors authorized and issued prior to the Confirmation Date.

                  1.6      "AFFILIATES" has the meaning given such term by
section 101(2) of the Bankruptcy Code.

                  1.7 "ALLOWED" means with respect to a Claim, an Allowed Claim in a particular Class or category specified.

                  1.8      "ALLOWED CLAIM" means a Claim or any portion thereof:

                           (a)      that has been allowed by a Final Order, or

                           (b)      as to which no proof of claim has been
timely filed with the Bankruptcy Court and (i) the liquidated and noncontingent amount of which is Scheduled other than at zero, in an unknown amount, or as disputed and (ii) no objection to its allowance has been filed, or is intended to be filed, within the periods of limitation fixed by this Plan, the Bankruptcy Code or by any order of the Bankruptcy Court, or

                           (c)      as to which a proof of claim has been timely
filed with the Bankruptcy Court pursuant to the Bankruptcy Code, any Final Order of the Bankruptcy Court or other applicable bankruptcy law but only to the extent that such claim is identified in such proof of claim in a liquidated and non-contingent amount, and either (i) no objection to its allowance has been filed, or is intended to be filed, within the periods of limitation fixed by this Plan, the Bankruptcy Code or by any order of the Bankruptcy Court or (ii) any objection to its allowance has been settled or withdrawn, or has been denied by a Final Order, or

                           (d)      that is expressly allowed in a liquidated
amount in this Plan.

                  1.9 "AMENDED CHARTER AND BY-LAWS" means the amended charter and by-laws of Reorganized Service Merchandise in substantially the form attached to this Plan as Exhibits A and B.

                  1.10 "AVOIDANCE ACTIONS" means Causes of Action arising under sections 502, 510, 541, 542, 544, 545, 547 through 551 or 553 of the
Bankruptcy Code, or under similar or related state or federal statutes and common law, including fraudulent transfer laws, whether or not litigation is commenced to prosecute such Causes of Action and whether or not such Avoidance Action is listed on Plan Schedule 1.20 attached hereto.

                  1.11 "BALLOT" means each of the ballot form or forms distributed to each Holder of an Impaired Claim, on which the Holder is to indicate acceptance or rejection of this Plan.

                  1.12 "BANKRUPTCY CODE" means title 11, United States Code, as now in effect or hereafter amended.

                  1.13 "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division, or any other court with jurisdiction over the Chapter 11 Cases.

                  1.14 "BANKRUPTCY RULES" means the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as now in effect or hereafter amended.

                  1.15 "BAR DATE" means the deadline for filing proofs of claim established by Bankruptcy Court as May 15, 2000, pursuant to the Bar Date Order and any supplemental bar dates established by the Bankruptcy Court pursuant to the Bar Date Order or other Final Order.

                  1.16 "BAR DATE ORDER" means the order entered by the Bankruptcy Court on January 26, 2000, which established the Bar Date.

                  1.17 "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

                  1.18 "CASH" means legal tender of the United States of America and equivalents thereof.

                  1.19 "CASH RESERVE" means the cash reserved, as determined by the Debtors or Reorganized Service Merchandise, after consultation with the Creditors' Committee or Plan Committee, for the funding of the Administrative Claims Reserve and the Operating Reserve.

                  1.20 "CAUSES OF ACTION" means any and all actions, causes of action, suits, accounts, controversies, agreements, promises, rights to legal remedies, rights to equitable remedies, rights to payment and claims, whether known, unknown, reduced to judgment, not reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured and whether asserted or assertable directly or derivatively, in law, equity or otherwise, including the Avoidance Actions, and whether or not such Causes of Action is listed on Plan Schedule 1.20 attached hereto.

                  1.21 "CHAPTER 11 CASES" means (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor in the Bankruptcy Court and (b) when used with reference to all Debtors, the chapter 11 cases pending for the Debtors in the Bankruptcy Court.

                  1.22 "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code.

                  1.23 "CLAIMS OBJECTION DEADLINE" means as applicable (except for Administrative Claims) (a) the day that is the later of (i) the first Business Day that is ninety (90) days after the Effective Date, (ii) as to proofs of claim filed on or before the Bar Date, the first Business Day that is ninety (90) days after the filing of such proofs of claim, and (iii) as to proofs of claim filed after the Bar Date, the first Business Day that is ninety
(90) days after a Final Order is entered deeming the late filed claim to be treated as timely filed, or (b) such later date as may be established by the Bankruptcy Court as may be requested by Reorganized Service Merchandise.

                  1.24 "CLASS" means a category of Holders of Claims or Interests, as described in Articles II and III of this Plan.

                  1.25 "CLASS REPRESENTATIVES" means Contrarian Capital Advisors LLC and Contrarian Capital Management LLC in connection with that certain adversary proceeding captioned Service Merchandise Company, Inc. vs. Contrarian Capital Advisors, LLC, et al., Adv. Pro. No. 301- 1224A, commenced on or around March 12, 2001.

                  1.26 "COLLATERAL" means any property or interest in property of the Debtors' Estates that is subject to a valid, enforceable and unavoidable lien to secure a Claim.

                  1.27 "CONFIRMATION DATE" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.

                  1.28 "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court pursuant to section 1128 of the Bankruptcy Code to consider confirmation of this Plan, as such hearing may be adjourned or continued from time to time.

                  1.29 "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming this Plan pursuant to section 1129 of the Bankruptcy Code.

                  1.30 "CREDITORS' COMMITTEE" means the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

                  1.31 "CURE" means the distribution within a reasonable period of time following the Effective Date of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption or assumption and assignment of an executory contract or unexpired lease, pursuant to section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties under such executory contract or unexpired lease, to the extent such obligations are enforceable under the Bankruptcy Code and applicable bankruptcy law.

                  1.32 "DEBTOR(S)" means, individually, Service Merchandise or any of the Affiliate Debtors and, collectively, all of the above-captioned debtors and debtors in possession.

                  1.33 "DESIGNATION RIGHTS AGREEMENT" means the Designation Rights Agreement, dated as of March 4, 2002, between Service Merchandise and KLA/SM, L.L.C., a Delaware Limited Liability Company, as the same may have been or hereafter may be amended, modified or supplemented.

                  1.34 "DESIGNATION RIGHTS ORDER" means the Order Pursuant to 11 U.S.C. Section 363 and Bankruptcy Rule 6004 (A) Authorizing and Approving the Sale of Designation Rights with Respect to Substantially All of the Debtors' Real Estate Assets, Subject to Higher and Better Offers; And (B) Granting Related Relief, dated March 16, 2002, as the same may have been or hereafter may be amended, modified or supplemented.

                  1.35 "DIP AGENT" means Fleet Retail Finance, Inc., a Delaware corporation, in its capacity as collateral and administrative agent under the DIP Credit Agreement.

                  1.36 "DIP CREDIT AGREEMENT" means that certain Post-Petition Credit Agreement dated as of April 14, 2001, among Service Merchandise, as borrower; the Affiliate Debtors, as guarantors; the DIP Agent, as collateral and administrative agent; and the DIP Lenders, as such agreement may have been amended, supplemented or modified from time to time.

                  1.37     "DIP FACILITY" means the $600 million
debtor-in-possession secured financing facility provided to the Debtors by the DIP Lenders pursuant to the DIP Credit Agreement as authorized by the DIP Facility Order.

                  1.38 "DIP FACILITY CLAIM" means all Administrative Claims of the DIP Agent and the DIP Lenders arising under the DIP Facility or the DIP Facility Order.

                  1.39 "DIP FACILITY ORDER" means the final order that was entered by the Bankruptcy Court on April 4, 2000, authorizing and approving the DIP Facility, the DIP Credit Agreement and related agreements thereto, as well as the supplemental order entered by the Bankruptcy Court on June 27, 2000, authorizing and approving an amendment to the DIP Facility, the DIP Credit Agreement and related agreements thereto.

                  1.40 "DIP LENDERS" means those entities identified as "Lenders" in the DIP Credit Agreement and their respective successors and assigns.

                  1.41 "DISALLOWED CLAIM" means a Claim, or any portion thereof, that (a) has been disallowed by a Final Order, or (b) (i) is Scheduled at zero or as contingent, disputed or unliquidated and (ii) as to which a Bar Date has been established but no proof of claim has been filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law.

                  1.42 "DISBURSING AGENT" means Reorganized Service Merchandise or any party designated by Reorganized Service Merchandise, after consultation with the Plan Committee, to serve as disbursing agent under this Plan.

                  1.43 "DISCLOSURE STATEMENT" means the written disclosure statement (including all schedules thereto or referenced therein) that relates to this Plan, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code, as the same may be amended, modified or supplemented.

                  1.44 "DISCLOSURE STATEMENT HEARING" means the hearing before the Bankruptcy Court held to consider the adequacy of the Disclosure Statement as such hearing may be adjourned or continued from time to time.

                  1.45 "DISPUTED CLAIM" means a Claim, or any portion thereof, that is neither an Allowed Claim nor a Disallowed Claim, and includes, without limitation, Claims that (a) have not been Scheduled by the Debtors or have been Scheduled at zero, or as contingent, unliquidated or disputed or (b) are the subject of an objection filed in the Bankruptcy Court and which objection has not been withdrawn or overruled by a Final Order of the Bankruptcy Court.

                  1.46 "DISPUTED CLAIMS RESERVE" means one or more reserves of Cash established and maintained by Reorganized Service Merchandise for Holders of Classes 3, 4, 5 and 6 Claims on account of Disputed Class 3, 4, 5 and 6 Claims.

                  1.47 "EFFECTIVE DATE" means the Business Day this Plan becomes effective as provided in Section 12.2 of this Plan.

                  1.48 "ESTATE(S)" means, individually, the estate of Service Merchandise or any of the Affiliate Debtors and, collectively, the estates of all of the Debtors created under section 541 of the Bankruptcy Code.

                  1.49 "EXHIBIT" means an exhibit annexed to either this Plan or as an appendix to the Disclosure Statement.

                  1.50 "EXHIBIT FILING DATE" means the date by which all Exhibits and Plan Schedules shall be filed with the Bankruptcy Court, which date shall be at least five (5) days prior to the deadline for filing objections to confirmation of this Plan.

                  1.51 "EXISTING SECURITIES" means, collectively, the Prepetition Senior Secured Notes, Prepetition Senior Notes, Prepetition Subordinated Notes and Old Equity, including any such securities that have been authorized but not issued.

                  1.52 "FACE AMOUNT" means (a) when used in reference to a Disputed Claim or Disallowed Claim, the full stated amount of the Claim claimed by the Holder in any proof of claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by any Final Order of the Bankruptcy Court or other applicable bankruptcy law, and (b) when used in reference to an Allowed Claim, the allowed amount of such Claim.

                  1.53 "FILE, FILED OR FILING" means file, filed or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Cases.

                  1.54 "FINAL ORDER" means an order or judgment, the operation or effect of which has not been stayed, reversed or amended and as to which order or judgment (or any revision, modification or amendment thereof) the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing was filed or, if filed, remains pending.

                  1.55 "GENERAL UNSECURED CLAIM" means a Claim that is not an Administrative Claim, Priority Tax Claim, Non-Tax Priority Claim, Secured Claim, General Unsecured Convenience Claim, Prepetition Senior Secured Notes Claim, Prepetition Senior Secured Notes Deficiency Claim, Prepetition Senior Notes Claim, Prepetition Subordinated Notes Claim or Intercompany Claim.

                  1.56 "GENERAL UNSECURED CONVENIENCE CLAIM" means a Class 4 Claim (i) equal to or less than $5,000 for which the Holder thereof has not made an irrevocable written election to opt-out of the classification of Class 6 on a validly executed and timely delivered ballot which election would have caused such Holder to instead be deemed a Holder of a Class 4 General Unsecured Claim for all purposes (including voting and distribution) and (ii) in excess of $5,000 for which the Holder thereof has made an irrevocable written election to opt-into the classification of Class 6 on a validly executed and timely delivered ballot which election would have reduced such Claim to $5,000 and have caused such Holder to instead be deemed a Holder of a Class 6 General Unsecured Convenience Claim for all purposes (including voting and distribution).

                  1.57 "HOLDER" means an entity holding a Claim or Interest and, with respect to the Existing Securities, the beneficial holder as of the Record Date or any authorized agent who has completed and executed a Ballot or on whose behalf a Master Ballot has been completed and executed in accordance with the voting instructions.

                  1.58 "IMPAIRED" means, when used in reference to a Claim or Interest, a Claim or Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.

                  1.59 "INDEMNIFICATION RIGHTS" means any obligations or rights of any of the Debtors to indemnify or contribute to the losses, liabilities or expenses of an Indemnitee pursuant to such Debtor's charter, by-laws or policy of providing employee indemnification, or applicable state law or specific agreement in respect of any claims, demands, suits, causes of action or proceedings against an Indemnitee based upon any act or omission related to an Indemnitee's service with, for or on behalf of such Debtor.

                  1.60 "INDEMNITEE" means all present and former directors, officers, employees, agents or representatives of a Debtor who are entitled to assert Indemnification Rights.

                  1.61 "INITIAL DISTRIBUTION" means the distribution occurring on the Initial Distribution Date.

                  1.62 "INITIAL DISTRIBUTION DATE" means the date occurring as soon as possible after the Effective Date as determined by Reorganized Service Merchandise, after consultation with the Plan Committee, upon which distributions are made with respect to Allowed Claims in Classes 3, 4 and 5.

                  1.63 "INTERCOMPANY CLAIM" means (a) any account reflecting intercompany book entries by one (1) Debtor with respect to any other Debtor or
(b) any Claim that is not reflected in such book entries and is held by a Debtor against any other Debtor.

                  1.64 "INTEREST" means the legal, equitable, contractual and other rights of the Holders of Old Equity, including the rights of any entity to purchase or demand the issuance of any of the foregoing, including (a) conversion, exchange, voting, participation and dividend rights; (b) liquidation preferences; (c) stock options, warrants and put rights; and (d) share-appreciation rights.

                  1.65 "INVOLUNTARY PETITION" means the involuntary petition for reorganization relief under chapter 11 of the Bankruptcy Code filed against Service Merchandise on March 15, 1999 in the Bankruptcy Court.

                  1.66 "IRC" means the Internal Revenue Code of 1986, as amended.

                  1.67 "IRS" means Internal Revenue Service of the United States of America.

                  1.68 "LIEN" means a charge against or interest in property to secure payment of a debt or performance of an obligation.

                  1.69 "LITIGATION CLAIMS" means the Causes of Action, claims, rights of action, suits, or proceedings for which the applicable statute of limitations has not expired, whether in law or in equity, whether known or unknown, that any or all of the Debtors or their Estates may hold against any Person, including, without limitation, the Avoidance Actions.

                  1.70 "MASTER BALLOT" means the ballot distributed to nominees or Holders of record of the Prepetition Senior Secured Notes, Prepetition Senior Notes or Prepetition Subordinated Notes to record the votes, if any, of the beneficial Holders of such instruments.

                  1.71 "NET AVAILABLE CASH" means the net cash of Reorganized Service Merchandise available after funding the Cash Reserve.

                  1.72 "NET PROCEEDS" means all proceeds from the sale of an asset minus all reasonable out-of-pocket direct costs, fees and expenses incurred in connection with such sale, provisions for any sales or other tax due and owing as a consequence of such sale, and other customary prorations in connection with such sale.

                  1.73 "NON-TAX PRIORITY CLAIM" means a Claim, other than an Administrative Claim or Priority Tax Claim, that is entitled to priority in payment pursuant to section 507(a) of the Bankruptcy Code.

                  1.74 "NOTEHOLDER PREFERENCE ACTION" means that certain adversary proceeding captioned Service Merchandise Company, Inc. vs. Contrarian Capital Advisors, LLC, et al., Adv. Pro. No. 301-1224A, commenced on or around March 12, 2001, with Contrarian Capital Advisors LLC and Contrarian Capital Management LLC being named as Class Representatives.

                  1.75 "NOTEHOLDER PREFERENCE ACTION SETTLEMENT" means the proposed compromise and settlement of the Noteholder Preference Action whereby the Estates will receive the Noteholder Preference Claim Redistribution Amount in consideration for dismissing the Noteholder Preference Action with prejudice as part of the Confirmation Order.

                  1.76 "NOTEHOLDER PREFERENCE CLAIM REDISTRIBUTION AMOUNT" means, after payment of the Subordination Redistribution Amount, an amount of up to $2.25 million which would otherwise be distributable to Holders of Allowed Class 5 Claims to be distributed instead to Holders of Allowed Class 4 Claims, subject to the terms and conditions of Section 5.2(c) of this Plan.

                  1.77 "OLD EQUITY" means, collectively, the common stock, preferred stock or other equity interest of Service Merchandise and the Affiliate Debtors outstanding immediately prior to the Petition Date, including treasury stock and all options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character to acquire such common stock preferred stock or other equity interest.

                  1.78 "OPERATING RESERVE" means the cash reserved to fund the administration and liquidation of the Debtors and Reorganized Service Merchandise and includes, among other things, the fees and expenses of Reorganized Service Merchandise, the Plan Administrator, the Professionals and the Plan Committee and its professionals.

                  1.79 "PERSON" means an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, estate, unincorporated organization or other entity.

                  1.80 "PETITION DATE" means March 15, 1999 with respect to Service Merchandise and March 27, 1999 with respect to the Affiliate Debtors.

                  1.81 "PLAN" means this joint chapter 11 plan for the Debtors as herein proposed, including all supplements, appendices and schedules thereto, either in its present form or as the same may be further altered, amended or modified from time to time in accordance with the Bankruptcy Code.

                  1.82 "PLAN ADMINISTRATOR" means the person designated by the Debtors on or prior to the Confirmation Date, which person shall be reasonably acceptable to the Creditors' Committee and approved by the Bankruptcy Court pursuant to the Confirmation Order, to administer this Plan in accordance with the terms of this Plan and the Plan Administrator Agreement and to take such other actions as may be authorized under the Plan Administrator Agreement, and any successor thereto.

                  1.83 "PLAN ADMINISTRATOR AGREEMENT" means the agreement between and among the Debtor and the Plan Administrator, specifying the rights, duties and responsibilities of and to be performed by the Plan Administrator under this Plan, in substantially the form set forth in Exhibit C to this Plan.

                  1.84 "PLAN COMMITTEE" means the committee as implemented under Article VII of this Plan.

                  1.85 "PLAN SCHEDULES" means a schedule annexed to either this Plan or as an appendix to the Disclosure Statement.

                  1.86 "PREPETITION AGENT" means Citibank, N.A., and any predecessor or successor agent, as agent pursuant to the terms of the Prepetition Credit Agreement.

                  1.87 "PREPETITION CREDIT AGREEMENT" means that certain secured, $750 million credit facility dated January 20, 1999 by and between Service Merchandise, the Prepetition Agent and Prepetition Lenders.

                  1.88 "PREPETITION INDENTURES" means, collectively, the Prepetition Senior Secured Notes Indenture, the Prepetition Senior Notes Indenture and the Prepetition Subordinated Notes Indenture.

                  1.89 "PREPETITION INDENTURE TRUSTEES" means, collectively, the Prepetition Senior Secured Indenture Trustee, the Prepetition Senior Notes Indenture Trustee and the Prepetition Subordinated Notes Indenture Trustee.

                  1.90 "PREPETITION LENDERS" means those parties identified as lenders under the Prepetition Credit Agreement.

                  1.91 "PREPETITION SENIOR NOTEHOLDERS" means the Holders of the Prepetition Senior Notes.

                  1.92 "PREPETITION SENIOR NOTES" means the 8 3/8% senior notes due 2001, dated as of October 15, 1993, as amended, between Service Merchandise and the Prepetition Senior Notes Indenture Trustee.

                  1.93 "PREPETITION SENIOR NOTES CLAIMS" means the Claims of the Prepetition Senior Notes Indenture Trustee (and those claiming through it pursuant to any applicable notes or otherwise) pursuant to the Prepetition Senior Notes Indenture, which claim will be fixed and Allowed at $14,030,133 as against the Debtors, but as to other parties, the Claims of the Prepetition Senior Notes Indenture Trustee (and those claiming through it) shall remain subject to any applicable inter-creditor agreements, including payment of postpetition interest from the Prepetition Subordinated Noteholders, as provided herein.

                  1.94 "PREPETITION SENIOR NOTES INDENTURE" means that certain Indenture dated as of October 15, 1993 (and any supplements thereto), between Service Merchandise and The First National Bank of Boston, as trustee, governing the terms and conditions of the Prepetition Senior Notes.

                  1.95 "PREPETITION SENIOR NOTES INDENTURE TRUSTEE" means U.S. Bank National Association, as successor to State Street Bank and Trust Company, and any predecessor or successor trustee, as trustee pursuant to the terms of the Prepetition Senior Notes Indenture.

                  1.96 "PREPETITION SENIOR SECURED NOTEHOLDERS" means the Holders of the Prepetition Senior Secured Notes.

                  1.97 "PREPETITION SENIOR SECURED NOTES" means the first mortgage secured notes due June 28, 2000, dated as of June 28, 1990, as amended, between Service Merchandise and the Prepetition Senior Secured Notes Indenture Trustee.

                  1.98 "PREPETITION SENIOR SECURED NOTES CLAIMS" means the Secured Claims of the Prepetition Senior Secured Notes Indenture Trustee (and those claiming through it pursuant to any applicable notes or otherwise) pursuant to the Prepetition Senior Secured Notes Indenture, which claim has been previously Allowed and fully paid and satisfied by the Debtors pursuant to a Final Order of the Bankruptcy Court entered on October 31, 2002.

                  1.99 "PREPETITION SENIOR SECURED NOTES DEFICIENCY CLAIMS" means the amount of Allowed Claims of the Prepetition Senior Secured Notes Indenture Trustee (and those claiming through it pursuant to any applicable notes or otherwise) pursuant to the Prepetition Senior Secured Notes Indenture in excess of the value of the Collateral under the Prepetition Senior Secured Notes Indenture, which claim has been fixed and Allowed at $9.0 million pursuant to a Final Order of the Bankruptcy Court entered on October 31, 2002.

                  1.100 "PREPETITION SENIOR SECURED NOTES INDENTURE" means that certain Indenture dated as of June 28, 1990 (and any supplements thereto), by and among Service Merchandise, H.J. Wilson Co., Inc., The Long-Term Credit Bank of Japan, Limited, New York Branch, as administrative agent, and Sovran Bank/Central South, as trustee.

                  1.101 "PREPETITION SENIOR SECURED NOTES INDENTURE TRUSTEE" means HSBC Bank USA, and any predecessor or successor trustee, as trustee pursuant to the terms of the Prepetition Senior Secured Notes Indenture.

                  1.102 "PREPETITION SUBORDINATED NOTEHOLDERS" means the Holders of the Prepetition Subordinated Notes.

                  1.103 "PREPETITION SUBORDINATED NOTES" means the 9% senior subordinated debentures due 2004, dated as of February 15, 1993, as amended, between Service Merchandise and the Prepetition Senior Subordinated Indenture Trustee.

                  1.104 "PREPETITION SUBORDINATED NOTES CLAIMS" means the Claims of the Prepetition Subordinated Notes Indenture Trustee (and those claiming through it pursuant to any applicable notes or otherwise) pursuant to the Prepetition Subordinated Notes Indenture, which claim will be fixed and Allowed at $306,770,463 provided that the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement.

                  1.105 "PREPETITION SUBORDINATED NOTES INDENTURE" means that certain Indenture dated as of February 15, 1993 (and any supplements thereto), between Service Merchandise and First American National Bank, as trustee, governing the terms and conditions of the Prepetition Subordinated Notes.

                  1.106 "PREPETITION SUBORDINATED NOTES INDENTURE TRUSTEE" means The Bank of New York, and any predecessor or successor trustee, as trustee pursuant to the terms of the Prepetition Senior Subordinated Indenture.

                  1.107 "PRIORITY TAX CLAIM" means a Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

                  1.108 "PRO RATA" means with respect to a distribution regarding a particular Class (or several Classes taken as a whole), the proportion that (a) the Face Amount of a Claim in a particular Class (or several Classes taken as a whole) bears to (b) the aggregate Face Amount of all Claims (including Disputed Claims, but excluding Disallowed Claims) in such Class (or several Classes taken as a whole), unless this Plan provides otherwise.

                  1.109 "PROFESSIONAL" means (a) any professional employed in the Chapter 11 Cases pursuant to section 327 or 1103 of the Bankruptcy Code or otherwise and (b) any professional or other entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code and supported by both the (i) Debtors or Reorganized Service Merchandise and (ii) Creditors' Committee or Plan Committee.

                  1.110 "PROFESSIONAL FEE CLAIM" means an Administrative Claim under section 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other entity for services rendered or expenses incurred in the Chapter 11 Cases on or prior to the Effective Date (including expenses of the members of the Creditors' Committee incurred as members of the Creditors' Committee in discharge of their duties as such).

                  1.111 "PROFESSIONAL FEE ORDER" means the order under 11 U.S.C. Sections 105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, dated March 30, 1999.

                  1.112 "RECLAMATION CLAIMS" means Claims for reclamation Allowed in accordance with section 546(c)(2) of the Bankruptcy Code and the Order under 11 U.S.C. Section 546 and Fed. R. Bankr. P. 9019 Approving Uniform Procedures for Reconciliation and Payment of Reclamation Claims, entered by the Bankruptcy Court on March 30, 1999, as the same may have been or may hereafter be amended or modified, which Claims shall not include interest on any portion thereof.

                  1.113    "RECORD DATE" means 5:00 p.m. (Prevailing Eastern
Time) on the date established by the Bankruptcy Court in the Solicitation Order as the date for determining those Holders of Claims against the Debtors entitled to vote on and receive distributions under this Plan.

                  1.114    "RELEASED PARTY" means, collectively, pursuant to
section 1123(b)(3) of the Bankruptcy Code, effective as of the Effective Date:
(i) all officers of each of the Debtors, all directors of each of the Debtors, and all employees of each of the Debtors serving as such on or after January 4, 2002, the date the Debtors announced their decision to wind-down, (ii) the Creditors' Committee and all members of the Creditors' Committee in their representative capacity, (iii) the Professionals; (iv) the Prepetition

Indenture Trustees; (v) the DIP Lenders; (vi) the Plan Administrator; (vii) the Plan Committee and its professionals; and (viii) provided that the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement, the Class Representatives, the Prepetition Subordinated Noteholders (but solely in their capacity as Prepetition Subordinated Noteholders) and all of their respective officers, directors, agents, employees and attorneys.

                  1.115 "REORGANIZED SERVICE MERCHANDISE" means Service Merchandise Company, Inc., a Tennessee corporation, as reorganized pursuant to this Plan on or after the Effective Date.

                  1.116 "SCHEDULED" means with respect to any Claim, the status and amount, if any, of such Claim as set forth in the Schedules.

                  1.117 "SCHEDULES" means the schedules of assets and liabilities, the list of Holders of Interests and the statements of financial affairs Filed by the Debtors on June 10, 1999, as such schedules have been or may be further modified, amended or supplemented in accordance with Fed. R. Bankr. P. 1009 or Orders of the Bankruptcy Court.

                  1.118 "SECURED CLAIM" means a Claim that is secured by a Lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim Holder's interest in the Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code, including the Prepetition Senior Secured Notes Claims.

                  1.119 "SERVICE MERCHANDISE" means Service Merchandise Company, Inc., a Tennessee corporation.

                  1.120 "SOLICITATION ORDER" means the order entered by the Bankruptcy Court establishing procedures with respect to the solicitation and tabulation of votes to accept or reject this Plan.

                  1.121 "SUBORDINATED CLAIMS" means any Claim subordinated pursuant to sections 510(b) or (c) of the Bankruptcy Code.

                  1.122 "SUBORDINATION REDISTRIBUTION AMOUNT" means the Net Available Cash that, but for the Subordination Rights, would be payable to Holders of Allowed Class 5 Claims up to the amount such that, when added to all other amounts received by Holders of Allowed Class 3 Claims under this Plan, Holders of Allowed Class 3 Claims will have received (a) 100% of such Allowed Class 3 Claims plus (b) any additional amounts owed by the Prepetition Subordinated Notes Indenture Trustee to the Prepetition Senior Secured Notes Indenture Trustee and the Prepetition Senior Notes Indenture Trustee pursuant to the applicable inter-creditor agreements relating to the respective Prepetition Indentures.

                  1.123 "SUBORDINATION RIGHTS" means the subordination rights of the Holders of the Prepetition Senior Secured Notes (as modified by that certain order entered by the Bankruptcy Court on October 31, 2002) and the Prepetition Senior Notes pursuant to the Prepetition Subordinated Notes Indenture, or any supplemental indenture thereto.

                  1.124 "SUBSEQUENT DISTRIBUTION" means any distribution after the Initial Distribution.

                  1.125 "SUBSEQUENT DISTRIBUTION DATE" means the date upon which the Plan Administrator, after consultation with the Plan Committee, determines, in accordance with this Plan and Plan Administrator Agreement, to conduct a Subsequent Distribution.

                  1.126 "SUBSTANTIVE CONSOLIDATION ORDER" means the order, which may be the Confirmation Order, substantively consolidating the Chapter 11 Cases and the Estates, as provided in Article VII of this Plan.

                  1.127 "SUPPLEMENTAL DISTRIBUTION ACCOUNT" means, collectively, (a) the Cash remaining in the applicable Disputed Claim Reserve, if any, to the extent that a Disputed Claim is not allowed or is allowed in an amount less than the amount reserved for such Disputed Claim, (b) the portion of the Net Proceeds from any and all sales of Reorganized Service Merchandise's non-Cash assets occurring subsequent to the Initial Distribution Date that the Plan Administrator, after consultation with the Plan Committee, determines to constitute Net Available Cash (with the remaining portion of the Net Proceeds being deposited into the Cash Reserves by the Plan Administrator), and (c) any remaining Cash Reserves after all obligations for which such reserves were established are satisfied and the Chapter 11 Cases are closed.

                  1.128 "UNIMPAIRED CLAIM" means a Claim that is not impaired within the meaning of section 1124 of the Bankruptcy Code.

                  1.129 "UNSECURED CLAIM" means collectively the Prepetition Senior Secured Notes Deficiency Claims, Prepetition Senior Notes Claims, Prepetition Subordinated Notes Claims, General Unsecured Claims and General Unsecured Convenience Claims.

                  1.130 "VOLUNTARY PETITION" means the voluntary petitions for reorganization relief under chapter 11 of the Bankruptcy Code filed by Service Merchandise and the Affiliate Debtors on March 27, 1999 in the Bankruptcy Court.

                  1.131 "VOTING DEADLINE" means the last day for submitting Ballots to accept or reject this Plan in accordance with section 1126 of the Bankruptcy Code, as specified in the Solicitation Order.

B.       RULES OF INTERPRETATION.

                  For purposes of this Plan, unless otherwise provided herein:
(a) whenever it appears appropriate for the context, each term stated in the singular or the plural includes the singular and the plural, and each pronoun stated in the masculine, feminine or neuter includes the masculine, feminine and neuter; (b) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in this Plan to an existing document or schedule filed or to be filed means such document or schedule, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (d) any reference to an entity as a Holder of a Claim or Interest includes that entity's successors and assigns; (e) all references in this Plan to Sections, Articles and Plan Schedules are references to Sections, Articles and Plan Schedules of or to this Plan; (f) the words "herein," "hereunder" and "hereto" refer to this Plan in its entirety rather than to a particular portion of this Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; (h) subject to the provisions of any contract, Certificates of Incorporation, By-laws, instrument, release or other agreement or document entered into in connection with this Plan, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

C.       COMPUTATION OF TIME.

                  In computing any period of time prescribed or allowed by this Plan, unless otherwise expressly provided for, the provisions of Bankruptcy Rule 9006(a) shall apply.

D.       EXHIBITS AND PLAN SCHEDULES.

                  All Exhibits and Plan Schedules are incorporated into and are a part of this Plan as if set forth in full herein and, to the extent not annexed hereto, such Exhibits and Plan Schedules shall be filed with the Bankruptcy Court on or before the Exhibit Filing Date.

                                   ARTICLE II

                 ADMINISTRATIVE EXPENSES AND PRIORITY TAX CLAIMS

                  2.1      ADMINISTRATIVE CLAIMS. Subject to the provisions of
Article XI of this Plan, on, or as soon as reasonably practicable after, the later of (a) the Effective Date, or (b) the date on which an Administrative Claim becomes an Allowed Administrative Claim, each Holder of an Allowed Administrative Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Administrative Claim, (A) Cash equal to the unpaid portion of such Allowed

Administrative Claim or (B) such other less favorable treatment to the Holders of an Allowed Administrative Claim as to which the Debtors or Reorganized Service Merchandise and the Holder of such Allowed Administrative Claim shall have agreed upon in writing; provided, however, that Allowed Administrative Claims against a Debtor with respect to liabilities incurred in the ordinary course of business during the Chapter 11 Cases may be paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto in the discretion of the Debtors, Reorganized Service Merchandise or Plan Administrator after consultation with the Creditors' Committee or Plan Committee.

                  2.2 PRIORITY TAX CLAIMS. On, or as soon as reasonably practicable after, the later of (a) the Effective Date, or (b) the date on which a Priority Tax Claim becomes an Allowed Priority Tax Claim, each Holder of an Allowed Priority Tax Claim against a Debtor shall receive in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Priority Tax Claim, (A) Cash equal to the amount of such Allowed Priority Tax Claim, or
(B) such other less favorable treatment to the Holders of an Allowed Priority Tax Claim as to which the Debtors or Reorganized Service Merchandise and the Holder of such Allowed Priority Tax Claims shall have agreed upon in writing; provided, however, that any Priority Tax Claim that is not an Allowed Claim, including any Allowed Priority Tax Claim not due and owing on the Effective Date, will be paid in accordance with this section when such Claim becomes Allowed and due and owing; further provided, however, that any Claim or demand for payment of a penalty (other than a penalty of the type specified in section 507(a)(8)(G) of the Bankruptcy Code) shall be disallowed pursuant to this Plan, and the Holder of an Allowed Priority Tax Claim shall not assess or attempt to collect such penalty from the Debtors or their Estates, Reorganized Service Merchandise, the Plan Administrator or their property.

                                   ARTICLE III

                     CLASSIFICATION OF CLAIMS AND INTERESTS

                  Pursuant to section 1122 of the Bankruptcy Code, set forth below is a designation of classes of Claims against and Interests in each of the Debtors. All Claims and Interests, except Administrative Claims and Priority Tax Claims, are placed in the Classes set forth below. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims, have not been classified and their treatment is set forth in Article II above.

                  This Plan constitutes a single plan for all Debtors. A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of voting on, and receiving distributions pursuant to, this Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released or otherwise settled prior to the Effective Date.

                  3.1 CLASSIFICATION OF CLAIMS AGAINST AND INTERESTS IN THE DEBTORS.

                           (a) CLASS 1: Class 1 consists of separate subclasses for all Secured Claims that may exist against the Debtors.

                           (b) CLASS 2: Class 2 consists of all Non-Tax Priority Claims.

                           (c) CLASS 3: Class 3 consists of all Prepetition Senior Secured Notes Deficiency Claims and Prepetition Senior Notes Claims.

                           (d) CLASS 4: Class 4 consists of all General Unsecured Claims.

                           (e) CLASS 5: Class 5 consists of all Prepetition Subordinated Notes Claims.

                           (f) CLASS 6: Class 6 consists of all General Unsecured Convenience Claims.

                           (g) CLASS 7: Class 7 consists of all Old Equity Interests and any Subordinated Claims.

                                   ARTICLE IV

                     IDENTIFICATION OF CLASSES OF CLAIMS AND
                 INTERESTS IMPAIRED AND NOT IMPAIRED BY THE PLAN

                  4.1 UNIMPAIRED CLASSES OF CLAIMS. The Classes listed below are Unimpaired by this Plan:

                                    CLASS 1  (Secured Claims)

                                    CLASS 2  (Non-Tax Priority Claims)

                  4.2 IMPAIRED CLASSES OF CLAIMS AND INTERESTS. The Classes listed below are Impaired by this Plan:

                                    CLASS 3 (Prepetition Senior Secured Notes
                                            Deficiency Claims and Prepetition
                                            Senior Notes Claims)

                                    CLASS 4 (General Unsecured Claims)

                                    CLASS 5 (Prepetition Subordinated Notes
                                            Claims)

                                    CLASS 6 (General Unsecured Convenience
                                            Claims)

                                    CLASS 7 (Old Equity Interests and
                                            Subordinated Claims)

                                    ARTICLE V

                PROVISIONS FOR TREATMENT OF CLAIMS AND INTERESTS

                  5.1      UNIMPAIRED CLASSES OF CLAIMS AGAINST THE DEBTORS.

                           (a)      CLASS 1 (SECURED CLAIMS). The legal,
equitable and contractual rights of the Holders of Allowed Class 1 Claims against the Debtors, if any, are unaltered by this Plan. On, or as soon as reasonably practicable after, the later of (i) the Effective Date, or (ii) the date on which such Class 1 Claim becomes an Allowed Class 1 Claim, each Holder of an Allowed Class 1 Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Class 1 Claim, at the election of the Debtors or Reorganized Service Merchandise, (x) Cash equal to the amount of such Allowed Class 1 Claim or (y) such other less favorable treatment that will not impair the Holder of such Allowed Class 1 Claim pursuant to section 1124 of the Bankruptcy Code; provided, however, that any Class 1 Claim that is not an Allowed Claim on the Effective Date, including any Class 1 Claim not due and owing on the Effective Date, will be paid in accordance with this section if and when such Claim becomes Allowed and is due and owing. Any default with respect to any Class 1 Claim that existed immediately prior to the Petition Date will be deemed cured on the Effective Date.

                           (b)      CLASS 2 (NON-TAX PRIORITY CLAIMS). The legal
and equitable rights of the Holders of Class 2 Claims against the Debtors are unaltered by this Plan. On, or as soon as reasonably practicable after, the later of (i) the Effective Date, or (ii) the date on which such Class 2 Claim becomes an Allowed Class 2 Claim, each Holder of an Allowed Class 2 Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Class 2 Claim, at the election of the Debtors or Reorganized Service Merchandise, (x) Cash equal to the amount of such Allowed Class 2 Claim or (y) such other less favorable treatment that will not impair the Holder of such Allowed Class 2 Claim pursuant to section 1124 of the Bankruptcy Code; provided, however, that any Class 2 Claim that is not an Allowed Claim on the Effective Date, including any Class 2 Claim not due and owing on the Effective Date, will be paid in accordance with this section when such Claim becomes due and owing. Any default with respect to any Class 2 Claim that existed immediately prior to the Petition Date will be deemed cured on the Effective Date.

                  5.2 IMPAIRED CLASSES OF CLAIMS AGAINST AND INTERESTS IN THE DEBTORS.

                           (a) CLASS 3 (PREPETITION SENIOR SECURED NOTES DEFICIENCY CLAIMS AND PREPETITION SENIOR NOTES CLAIMS)

                  On the Initial Distribution Date, or as soon thereafter as is reasonably practicable, and on each Subsequent Distribution Date until the Allowed Class 3 Claims and Subordination Rights are satisfied in full, the Disbursing Agent shall receive on behalf of each and every Holder of a Class 3 Claim against the Debtors, in full satisfaction, settlement, release and discharge of, and in exchange for, each and every Class

3 Claim against the Debtors, the Net Available Cash, and Cash held in the Supplemental Distribution Account as to Subsequent Distributions, which the Disbursing Agent will distribute Pro Rata to or for the benefit of Holders of Allowed Class 3, 4 and 5 Claims, provided that, the amounts otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims will instead be redistributed by the Disbursing Agent to or for the benefit of Holders of Allowed Class 3 Claims until the Allowed Class 3 Claims and Subordination Rights are satisfied in full, all at such times and in the manner provided in Articles IX and X of this Plan. After the Allowed Class 3 Claims and Subordination Rights are satisfied in full, amounts which but for the Subordination Rights would otherwise have been distributable to or for the benefit of Holders of Allowed Class 3 Claims shall instead be redistributed by the Disbursing Agent to or for the benefit of Holders of Allowed Class 5 Claims subject to the terms and conditions of the Noteholder Preference Action Settlement described in Section 5.2(c) of this Plan, all at such times and in the manner provided in Articles IX and X of this Plan.

                           (b)      CLASS 4 (GENERAL UNSECURED CLAIMS).

                  On the Initial Distribution Date, or as soon thereafter as is reasonably practicable, and on each Subsequent Distribution Date, the Disbursing Agent shall receive on behalf of each and every Holder of a Class 4 Claim against the Debtors, in full satisfaction, settlement, release and discharge of, and in exchange for, each and every Class 4 Claim against the Debtors, the Net Available Cash, and Cash held in the Supplemental Distribution Account as to Subsequent Distributions, which the Disbursing Agent will distribute Pro Rata to or for the benefit of Holders of Allowed Class 3, 4 and 5 Claims, provided that, if the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement and, provided further that, the Allowed Class 3 Claims and Subordination Rights have been satisfied in full, amounts otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims will instead be redistributed by the Disbursing Agent to or for the benefit of Holders of Allowed Class 4 Claims until the Noteholder Preference Claim Redistribution Amount has been satisfied in full in accordance with the terms and conditions described in Section 5.2(c) of this Plan, all at such times and in the manner provided in Articles IX and X of this Plan. The Holder of an Allowed General Unsecured Claim may make an irrevocable written election to opt-into the classification of Class 6 on a validly executed and timely delivered ballot which election will thereby cause the reduction of such Claim to $5,000 and cause such Holder to instead be deemed a Holder of a Class 6 General Unsecured Convenience Claim for all purposes (including voting and distribution).

                           (c)      CLASS 5 (SUBORDINATED NOTES CLAIMS)

                                    (1)     Treatment if Noteholder Preference
                                            Action Settlement is Authorized and
                                            Approved

                  This Plan constitutes a request to authorize and approve the Noteholder Preference Action Settlement, which, if granted by the Bankruptcy Court, shall be included as part of the Confirmation Order. If the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement, then on the Initial Distribution Date, or as soon thereafter as is reasonably practicable, and on each Subsequent Distribution Date, the Disbursing Agent shall receive on behalf of each and every Holder of a Class 5 Claim against the Debtors, in full satisfaction, settlement, release and discharge of, and in exchange for, each and every Class 5 Claim against the Debtors, the Net Available Cash, and Cash held in the Supplemental Distribution Account as to Subsequent Distributions, which the Disbursing Agent will distribute Pro Rata to or for the benefit of Holders of Allowed Class 3, 4 and 5 Claims, provided that, amounts otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims shall instead be redistributed by the Disbursing Agent: (i) first, to or for the benefit of Holders of Allowed Class 3 Claims until the Allowed Class 3 Claims and Subordination Rights have been satisfied in full in accordance with Section 5.2(a) of this Plan (after which time, amounts which but for the Subordination Rights would otherwise have been distributable to or for the benefit of Holders of Allowed Class 3 Claims shall instead be redistributed by the Disbursing Agent to or for the benefit of Holders of Allowed Class 5 Claims subject to the following clause (ii)), and (ii) then, to or for the benefit of Holders of Allowed Class 4 Claims in settlement of the Noteholder Preference Action as follows, all at such times and in the manner provided in Articles IX and X of this Plan:

                           (i) first, after the Allowed Class 3 Claims and Subordination Rights are satisfied in full, the next $500,000 of distributions otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims shall be redistributed to or for the benefit of Holders of Allowed Class 4 Claims (the "Initial Settlement Payment") and the Prepetition Subordinated Noteholders and Prepetition Subordinated Notes Indenture Trustee will have no right or ability to participate in the Initial Settlement Payment (or the Final Settlement Payment, as defined below);

                           (ii) after full satisfaction of the Initial Settlement Payment, subsequent amounts, if any, otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims shall be distributed to the Prepetition Subordinated Notes Indenture Trustee for distribution and application in accordance with the terms of the Prepetition Subordinated Notes Indenture up to the amount such that the Prepetition Subordinated Notes Indenture Trustee shall have (i) satisfied its own claims for reimbursement of fees and expenses (including fees and expenses of its counsel) to the extent the same have not been allowed and paid as claims for substantial contribution under 11 U.S.C. Section 503(b)(3) and in accordance with Section 11.1(b) of this Plan and (ii) received distributions for the benefit of Holders of Allowed Class 5 Claims, and for no other person or entity, in the total amount of the sum of $30,677,046 (the "10% Payment"); provided that to the extent that such trustee's substantial contribution claim is not approved by the Bankruptcy Court, then the Prepetition Subordinated Notes Indenture Trustee shall be allowed to exercise its lien rights under the Prepetition Subordinated Notes Indenture against any distribution it receives and pay such fees and expenses from any distribution it receives under this Plan until all such fees and expenses are paid in full. In determining whether the 10% Payment has been met, the net distribution to or for the benefit of Holders of Allowed Class 5 Claims (after payment of the fees and expenses of the Prepetition Subordinated Notes Indenture Trustee) must equal $30,677,046;

                           (iii) after full satisfaction of the 10% Payment, subsequent amounts, if any, otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims shall be redistributed to or for the benefit of Holders of Allowed Class 4 Claims up to an amount equal to fifty percent (50%) of any and all Allowed substantial contribution claims of the Class Representatives pursuant to 11 U.S.C. Sections 503(b)(3) and (b)(5) and in accordance with Section 11.1(b) of this Plan;

                           (iv) after full satisfaction of the reallocation described in the preceding subparagraphs, subsequent amounts, if any, otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims shall be applied as follows: (i) fifty percent (50%) of such amount to the Prepetition Subordinated Notes Indenture Trustee for distribution and application in accordance with the terms of the Prepetition Subordinated Notes Indenture and (ii) fifty percent (50%) of such amount to or for the benefit of Holders of Allowed Class 4 Claims until such redistributions equals $1,750,000 (the "Final Settlement Payment"); provided that, if the substantial contribution claims of the Class Representatives are not approved, the Final Settlement Payment shall be reduced by fifty percent (50%) of the amount of such disapproved fees and expenses; and

                           (v) after full satisfaction of the Final Settlement Payment, subsequent amounts, if any, otherwise distributable to or for the benefit of Holders of Allowed Class 5 Claims shall be distributed to the Prepetition Subordinated Notes Indenture Trustee for distribution and application in accordance with the terms of the Prepetition Subordinated Notes Indenture.

                           (2)      Alternative Treatment if Noteholder
                                    Preference Action Settlement is Not
                                    Authorized and Approved

                  If the Bankruptcy Court does not authorize and approve the Noteholder Preference Action Settlement for any reason, then the Disbursing Agent shall treat 100% of the Face Amount of the Class 5 Claims as Disputed Class 5 Claims in accordance with Article X of this Plan and thereby withhold all distributions to Holders of Class 5 Claims, other than those distributions subject to the Subordination Rights, until a Final Order is entered by the Bankruptcy Court resolving the Noteholder Preference Action.

                  Notwithstanding any other provisions of this Plan, if the Class 5 Claims are treated as Disputed Claims solely because the Bankruptcy Court does not authorize and approve the Noteholder Preference Action Settlement, such Disputed Class 5 Claims shall be temporarily allowed for voting purposes pursuant to Bankruptcy Rule 3018 and thereby be permitted to vote to accept or reject this Plan in the same manner and fashion as if the Bankruptcy Court had authorized and approved the Noteholder Preference Action Settlement.

                           (d)      CLASS 6 (GENERAL UNSECURED CONVENIENCE
                                    CLAIMS).

                  On, or as soon as reasonably practicable after, the later of
(i) the Effective Date, or (ii) the date on which a Class 6 Claim becomes an Allowed Class 6 Claim, each Holder of an Allowed Class 6 Claim against the Debtors shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Class 6 Claim, at the election of the Debtors or Reorganized Service Merchandise, after consultation with the Creditors' Committee or Plan Committee, (i) Cash in an amount equal to 18.3% of such Allowed Class 6 Claim if the amount of such Allowed Claim is less than or equal to $5,000, (ii) $915 if the amount of such Allowed Claim is greater than $5,000 (i.e. 18.3% of $5,000) and the Holder of such Allowed Class 4 Claim elects to reduce such Allowed Claim to $5,000, or (iii) the same treatment as Holders of Allowed Class 4 Claims described in Section 5.2(b) of this Plan. By remaining, or voting to be treated as, a Class 6 Claim, the Holder of such Class 6 Claim will forever waive and release any rights to a Subsequent Distribution under this Plan.

                           (e)      CLASS 7 (OLD EQUITY INTERESTS AND
                                    SUBORDINATED CLAIMS).

                  On the Effective Date, the Old Equity will be cancelled and neither the Holders of Old Equity nor the Holders of Subordinated Claims shall receive or retain any distribution on account of such Old Equity Interests or Subordinated Claims.

                  5.3      SPECIAL PROVISION REGARDING UNIMPAIRED CLAIMS.
Except as otherwise provided in this Plan, nothing shall affect the Debtors' or Reorganized Service Merchandise's rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

                                   ARTICLE VI

                       ACCEPTANCE OR REJECTION OF THE PLAN

                  6.1 CLASSES ENTITLED TO VOTE. Subject to Sections 6.3 and 6.4 of this Plan, Claim and Interest Holders in Impaired Classes of Claims are entitled to vote as a class to accept or reject this Plan.

                  6.2      ACCEPTANCE BY IMPAIRED CLASSES. In accordance with
section 1126(c) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims shall have accepted this Plan if this Plan is accepted by the Holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have timely and properly voted to accept or reject this Plan. In accordance with section 1126(d) of the Bankruptcy Code and except as provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Interests entitled to vote shall have accepted this Plan if this Plan is accepted by Holders of at least two-thirds (2/3) in amount of the Allowed Interests in such Class that have timely and properly voted to accept or reject this Plan.

                  6.3 PRESUMED ACCEPTANCES BY UNIMPAIRED CLASSES. Classes 1 and 2 are Unimpaired by this Plan. Under section 1126(f) of the Bankruptcy Code, such Claim Holders are conclusively presumed to accept this Plan, and the votes of such Claim Holders will not be solicited.

                  6.4 CLASSES DEEMED TO REJECT PLAN. Class 7 is not entitled to receive or retain any property under this Plan. Under section 1126(g) of the Bankruptcy Code, Holders of Claims and Interests in such Classes are deemed to reject this Plan and their votes will not be solicited.

                  6.5 SUMMARY OF CLASSES VOTING ON THE PLAN. As a result of the provisions of Sections 6.1, 6.3 and 6.4 of this Plan, the votes of Holders of Claims in Classes 3, 4, 5 and 6 will be solicited with respect to this Plan.

                  6.6 CONFIRMATION PURSUANT TO SECTION 1129(b) OF THE BANKRUPTCY CODE. To the extent that any Impaired Class entitled to vote rejects this Plan or is deemed to have rejected this Plan, the Debtors will request confirmation of this Plan, as it may be modified from time to time, under section 1129(b) of the Bankruptcy Code.

                  6.7 CONFIRMABILITY AND SEVERABILITY OF A PLAN. Due to the fact that this Plan requests and contemplates the substantive consolidation of the Affiliate Debtors into Service Merchandise, the confirmation requirements of section 1129 of the Bankruptcy Code must be satisfied with respect to Service Merchandise only. The Debtors, after consultation with the Creditors' Committee, reserve the right to alter, amend, modify, revoke or withdraw this Plan as it applies to Service Merchandise or any particular Debtor or any Exhibit or Plan Schedule. A determination by the Bankruptcy Court that this Plan is not confirmable pursuant to section 1129 of the Bankruptcy Code shall not limit or affect the Debtors' ability to modify this Plan to satisfy the confirmation requirements of section 1129 of the Bankruptcy Code.

                                   ARTICLE VII

                     MEANS FOR IMPLEMENTATION OF THE PLAN

                  7.1 SUBSTANTIVE CONSOLIDATION. This Plan contemplates and is predicated upon entry of the Substantive Consolidation Order (which may be the Confirmation Order) which shall substantively consolidate the Debtors' Estates and Chapter 11 Cases for the purposes of all actions associated with confirmation and consummation of this Plan. This Plan constitutes a request to approve such substantive consolidation such that on the Effective Date, (i) all Intercompany Claims by, between and among the Debtors shall be eliminated, (ii) all assets and liabilities of the Affiliate Debtors shall be merged or treated as if they were merged with the assets and liabilities of Service Merchandise,
(iii) any obligation of a Debtor
and all guarantees thereof by one (1) or more of the other Debtors shall be deemed to be one (1) obligation of Service Merchandise, (iv) the Affiliate Interests shall be cancelled, and (v) each Claim filed or to be filed against any Debtor shall be deemed filed only against Service Merchandise and shall be deemed a single Claim against and a single obligation of Service Merchandise. On the Effective Date, and in accordance with the terms of this Plan and the consolidation of the assets and liabilities of the Debtors, all Claims based upon guarantees of collection, payment or performance made by the Debtors as to the obligations of another Debtor shall be released and of no further force and effect. If the Substantive Consolidation Order is not the Confirmation Order, then such order shall only be entered if the Bankruptcy Court enters the Confirmation Order.

                  7.2 MERGER OF AFFILIATE DEBTORS INTO SERVICE MERCHANDISE. On the Effective Date or as soon thereafter as practicable, (a) the members of the board of directors of each of the Affiliate Debtors shall be deemed to have resigned, (b) each of the Affiliate Debtors shall be merged with and into Service Merchandise and (c) the Chapter 11 Cases of the Affiliate Debtors shall be closed, following which any and all Causes of Action or other proceedings that were or could have been brought or otherwise commenced in the Chapter 11 Case of any Affiliate Debtor, whether or not actually brought or commenced and whether or not such Cause of Action or other proceeding is listed on Plan
Schedule 7.2 or any other plan schedule attached hereto, may be continued, brought or otherwise commenced in Service Merchandise's Chapter 11 Case.

                  7.3 CONTINUED CORPORATE EXISTENCE; AMENDED AND RESTATED CHARTER AND BY-LAWS; DISSOLUTION OF REORGANIZED SERVICE MERCHANDISE. Service Merchandise shall continue to exist as Reorganized Service Merchandise after the Effective Date in accordance with the laws of the State of Tennessee and pursuant to the Amended Charter and By-Laws to be filed with the Bankruptcy Court on or before the Exhibit Filing Date. The charter and by-laws of Service Merchandise shall be amended and restated as necessary to satisfy the provisions of this Plan and the Bankruptcy Code and shall be amended to, among other things: (a) authorize one (1) share of new common stock, $0.01 par value per share, (b) provide, pursuant to section 1123(a)(6) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities, and (c) limit the activities of Reorganized Service Merchandise to matters related to the implementation of this Plan. As soon as practicable after the Plan Administrator exhausts the assets of the Debtors' Estates by making the final distribution of Cash under this Plan and the Plan Administrator Agreement, the Plan Administrator shall (a) effectuate the dissolution of Reorganized Service Merchandise in accordance with the laws of the State of Tennessee and (b) resign as the sole officer and sole director of Reorganized Service Merchandise.

                  7.4 DIRECTORS AND OFFICERS; EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS. From and after the Effective Date, the Plan Administrator shall serve as the sole officer and sole director of Reorganized Service Merchandise. The Plan Administrator shall be authorized to execute, deliver, file or record such documents, instruments, releases and other agreements and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

                  7.5 VESTING OF ASSETS. Other than Cash, the property of the Debtors' Estates shall not be vested in Reorganized Service Merchandise on or following the Confirmation Date or the Effective Date but shall remain property of, and be consolidated into, the Estate of Service Merchandise and continue to be subject to the jurisdiction of the Bankruptcy Court following confirmation of this Plan. All Cash of the Debtors' Estates shall vest in Reorganized Service Merchandise to be used and distributed in accordance with the provisions of this Plan, the Plan Administration Agreement and Confirmation Order.

                  7.6 FUNDING OF CASH RESERVES. On or before the Effective Date, the Debtors shall fund the Cash Reserve in such amounts as determined by the Debtors, after consultation with the Creditors' Committee, as necessary in order to be able to make the required future payments under the Administrative Claims Reserve and Operating Reserve.

                  7.7      FUNDING OF SUPPLEMENTAL DISTRIBUTION ACCOUNT.

                           (a)      RESOLUTION OF DISPUTED CLAIMS. The Plan
Administrator shall remove any and all Cash remaining in the applicable Disputed Claim Reserve to the extent that a Disputed Claim is not allowed or is allowed in an amount less than the amount reserved for such Disputed Claim and deposit such Cash into the Supplemental Distribution Account.

                           (b)      DISPOSITION OF REMAINING NON-CASH ASSETS.
Reorganized Service Merchandise may sell any and all non-Cash assets in accordance with the provisions of this Plan and the Plan Administrator Agreement. As soon as reasonably practicable thereafter, the Plan Administrator, after consultation with the Plan Committee, shall determine what portion of the Net Proceeds from any and all such sales occurring subsequent to the Initial Distribution Date constitute Net Available Cash and deposit such Net Available Cash into the Supplemental Distribution Account (with the remaining portion of the Net Proceeds being deposited into the Cash Reserves by the Plan Administrator).

                  7.8 CLOSING OF CHAPTER 11 CASES. When all Disputed Claims filed against the Debtors have become Allowed Claims or have been disallowed by Final Order, and all remaining assets of Reorganized Service Merchandise have been liquidated and converted into Cash (other than those assets abandoned by Reorganized Service Merchandise), and such Cash has been distributed in accordance with this Plan, or at such earlier time as the Plan Administrator deems appropriate, the Plan Administrator shall seek authority from the Bankruptcy Court to close the Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                  7.9      THE PLAN ADMINISTRATOR.

                           (a)      APPOINTMENT. From and after the Effective
Date, a Person to be designated by the Debtors on or prior to the Confirmation Date, which Person shall be reasonably acceptable to the Creditors' Committee, shall serve as the Plan Administrator pursuant to the Plan

Administrator Agreement and this Plan, until death, resignation or discharge and the appointment of a successor Plan Administrator in accordance with the Plan Administrator Agreement.

                           (b)      RIGHTS, POWERS AND DUTIES OF REORGANIZED
SERVICE MERCHANDISE AND THE PLAN ADMINISTRATOR. Reorganized Service Merchandise shall retain and have all the rights, powers and duties necessary to carry out its responsibilities under this Plan. Such rights, powers and duties, which shall be exercisable by the Plan Administrator on behalf of Reorganized Service Merchandise pursuant to this Plan and the Plan Administrator Agreement, shall include, among others:

                                    (i)      investing Reorganized Service
         Merchandise's Cash, including, but not limited to, the Cash held in the Cash Reserves in (A) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which are guaranteed by the full faith and credit of the United States of America; (B) money market deposit accounts, checking accounts, savings accounts or certificates of deposit, or other time deposit accounts that are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or
         (C) any other investments that may be permissible under (I) section 345 of the Bankruptcy Code or (II) any order of the Bankruptcy Court entered in the Debtors' Chapter 11 cases;

                                    (ii)     calculating and paying of all
         distributions to be made under this Plan, the Plan Administrator Agreement and other orders of the Bankruptcy Court to Holders of Allowed Administrative Claims and Allowed Claims as provided in this Plan;

                                    (iii)    calculating and paying all fees
         payable pursuant to section 1930 of title 28, United States Code;

                                    (iv)     objecting to Claims or Interests
         filed against any of the Debtors' Estates on any basis;

                                    (v)      selling or otherwise disposing of
         any remaining non-Cash assets of the Debtors or Reorganized Service Merchandise and thereafter determining in accordance with this Plan what portion of the Net Proceeds from any and all such sales occurring subsequent to the Initial Distribution Date constitute Net Available Cash and depositing such Net Available Cash into the Supplemental Distribution Account (with the remaining portion of the Net Proceeds being deposited into the Cash Reserves by the Plan Administrator);

                                    (vi)     removing any and all Cash remaining
         in the applicable Disputed Claim Reserve to the extent that a Disputed Claim is not allowed or is allowed in an amount less than the amount reserved for such Disputed Claim and depositing such Cash into the Supplemental Distribution Account;

                                    (vii)    funding the Cash Reserves and
         Supplemental Distribution Account;

                                    (viii)   determining in accordance with this
         Plan and the Plan Administrator Agreement when to conduct a Subsequent Distribution based on the amount of Cash currently available in the Supplemental Distribution Account;

                                    (ix)     settling, allowing or otherwise
         disposing of any Claims filed against any of the Debtors' Estates;

                                    (x)      seeking estimation of contingent or
         unliquidated claims under section 502 (c) of the Bankruptcy Code;

                                    (xi)     employing, supervising and
         compensating professionals retained to represent the interests of and serve on behalf of Reorganized Service Merchandise or the Plan Administrator;

                                    (xii)    prosecuting, settling, dismissing
         or otherwise disposing of the Litigation Claims, including the Avoidance Actions and Causes of Action;

                                    (xiii)   exercising all powers and rights,
         and taking all actions, contemplated by or provided for in the Designation Right Agreement and Designation Right Order;

                                    (xiv)    using, selling, assigning,
         transferring, abandoning or otherwise disposing of at a public or private sale any of the Debtors' or Reorganized Service Merchandise's remaining assets without further order of the Court for the purpose of liquidating and converting such assets to Cash provided however, that the Plan Administrator shall provide ten (10) days prior written notice to the Creditors' Committee or Plan Committee of any such use, sale, assignment, transfer or other disposal of the Debtors' assets in excess of $10,000 and receive no objection thereto within such 10 day period;

                                    (xv)     making and filing tax returns for
         any of the Debtors or Reorganized Service Merchandise, and responding to or taking any and all actions as are necessary and appropriate in order to comply with any tax audit;

                                    (xvi)    seeking determination of tax
         liability under section 505 of the Bankruptcy Code;

                                    (xvii)   prosecuting turnover actions under
         sections 542 and 543 of the Bankruptcy Code;

                                    (xviii)  exercising all power and authority
         that may be exercised, and take all proceedings and acts that may be taken, by any officer, director, or shareholder of Reorganized Service Merchandise, including, without limitation, the amendment of the charter and bylaws of Reorganized Service Merchandise and the dissolution of Reorganized Service Merchandise; provided, however, that the Plan Administrator shall not amend the charter of Reorganized Service Merchandise to change the fundamental purpose of the corporation without first obtaining an order of the Bankruptcy Court after notice to the Plan Committee;

                                    (xix)    exercising all powers and rights,
         and taking all actions, contemplated by or provided for in the Plan Administrator Agreement; and

                                    (xx)     taking any and all other actions
         necessary or appropriate to implement or consummate this Plan and the provisions of the Plan Administrator Agreement.

                           (c)      COMPENSATION OF THE PLAN ADMINISTRATOR. The
Plan Administrator shall be compensated from the Operating Reserve pursuant to the terms of the Plan Administrator Agreement. Any professionals retained or other employees hired by the Plan Administrator shall be entitled to reasonable compensation for services rendered and reimbursement of expenses incurred from the Operating Reserve. The payment of the fees and expenses of the Plan Administrator and its retained professionals shall be made in the ordinary course of business and shall not be subject to the approval of the Bankruptcy Court but shall be subject to review by the Plan Committee. The Plan Administrator's fees and the fees of the professional persons retained by the Plan Administrator shall be paid within fifteen (15) days after submission of a detailed invoice to the Plan Committee. If the Plan Committee disputes the reasonableness of any invoice, the Plan Administrator, the Plan Committee or the affected professional may submit the dispute to the Bankruptcy Court for a determination of reasonableness, and the disputed portion of such invoice shall not be paid until such dispute is resolved. The undisputed portion of such invoice shall be paid as provided herein.

                           (d)      INDEMNIFICATION. Reorganized Service
Merchandise and the Estates shall, to the fullest extent permitted by the laws of the State of Tennessee, indemnify and hold harmless the Plan Administrator (in its capacity as such and as officer and director of Reorganized Service Merchandise) and the Plan Administrator's and Reorganized Service Merchandise's agents, representatives, professionals and employees (in their capacity as such) (collectively the "Indemnified Parties") from and against and with respect to any and all liabilities, losses, damages, claims, costs and expenses, including but not limited to reasonable attorneys' fees arising out of or due to their actions or omissions, or consequences of such actions or omissions, other than as a result of their willful misconduct or gross negligence, with respect to Reorganized Service Merchandise and the Estates or the implementation or administration of this Plan and the Plan Administrator Agreement. To the extent Reorganized Service Merchandise and the Estates indemnify and hold harmless the Indemnified Parties as provided above, the reasonable legal fees and related costs incurred by counsel to the Plan Administrator in monitoring and participating in the defense of such claims giving rise to the right of indemnification shall be paid out of the Operating Reserve as set forth in the Plan Administrator Agreement. The indemnification provisions of the Plan Administrator Agreement shall remain available to and be binding upon any former Plan Administrator or the estate of any decedent Plan Administrator and shall survive the termination of the Plan Administrator Agreement.

                           (e)      INSURANCE. The Plan Administrator shall be
authorized to obtain all reasonably necessary insurance coverage for itself, its agents, representatives, employees or independent contractors, and Reorganized Service Merchandise, including, but not limited to, coverage with respect to (i) any property that is or may in the future become the property of Reorganized Service Merchandise and (ii) the liabilities, duties and obligations of the Plan Administrator and Plan Committee and their agents, representatives, employees, independent contractors and professionals under the Plan Administrator Agreement and the Plan (in the form of an errors and omissions policy or otherwise), the latter of which insurance coverage may, at the sole option of the Plan Administrator, after consultation with the Plan Committee, remain in effect for a reasonable period (not to exceed seven years) after the termination of the Plan Administrator Agreement.

                           (f)      AUTHORITY TO COMPROMISE AND SETTLE DISPUTED
CLAIMS AND AVOIDANCE ACTIONS.

                                    (i)      On or prior to the Effective Date,
         the Debtors may compromise and settle the Claims and Avoidance Actions after consultation with the Creditors' Committee. After the Effective Date, Reorganized Service Merchandise or the Plan Administrator may compromise and settle the Claims and Avoidance Actions after consultation with the Plan Committee as set forth in Section 7.9(b) of this Plan. All such compromises and settlements, whenever occurring, shall be in accordance with the existing settlement parameters and service and notice procedures previously established by Final Orders of the Bankruptcy Court (or such other subsequent broader settlement parameters and/or less restrictive service and notice procedures as may be approved by the Bankruptcy Court after consultation with the Creditors' Committee or Plan Committee).

                                    (ii)     The existing Claims settlement
         parameters and service and notice procedures previously established by Final Order of the Bankruptcy Court entered on July 24, 2001 and January 31, 2002 (Docket Nos. 5087 and 5860) are hereby modified such that (i) where prior order of the Court was required thereunder for certain compromises and settlements, Reorganized Service Merchandise or the Plan Administrator may effectuate such compromises and settlements without further order of the Court but only upon written notice to the Plan Committee as generally described in the existing settlement parameters, and (ii) written notice of any and all Claims settlements must only be given to the Plan Committee. Except as expressly modified herein, the remaining aspects of the existing Claims settlement parameters and service and notice procedures shall remain in full force and effect.

                           (g)      PERIODIC REPORTS. The Plan Administrator
shall provide written quarterly reports to the Plan Committee and file such reports with the Bankruptcy Court regarding the claims resolution process, status of adversary proceedings and Avoidance Actions and cash activity.

                  7.10 PRESERVATION OF RIGHTS OF ACTION. Except as otherwise provided in this Plan, the Confirmation Order, or in any document, instrument, release or other agreement entered into in connection with this Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Debtors and their Estates shall retain the Litigation Claims. Subject to the provisions of this Article VII, Reorganized Service Merchandise, as the successor in interest to the Debtors, may, after consultation with the Plan Committee, enforce, sue on, settle or compromise (or decline to do any of the foregoing) any or all of the Litigation Claims.

                  7.11     CREDITORS' COMMITTEE AND PLAN COMMITTEE.

                           (a)      DISSOLUTION OF CREDITORS' COMMITTEE. The
Creditors' Committee shall continue in existence until the Effective Date to exercise those powers and perform those duties specified in section 1103 of the Bankruptcy Code and shall perform such other duties as it may have been assigned by the Bankruptcy Court prior to the Effective Date. On the Effective Date, the Creditors' Committee shall be dissolved and its members shall be deemed released of all their duties, responsibilities and obligations in connection with the Chapter 11 Cases or this Plan and its implementation, and the retention or employment of the Creditors' Committee's attorneys, accountants and other agents shall terminate. All expenses of Creditors' Committee members and the fees and expenses of their professionals through the Effective Date shall be paid in accordance with the terms and conditions of the Professional Fee Order and the Plan.

                           (b)      CREATION OF PLAN COMMITTEE; PROCEDURES.

                                    (i)      On the Effective Date, the Plan
         Committee shall be formed and constituted. The Plan Committee shall consist of three (3) members of the Creditors' Committee designated by the Creditors' Committee, which members shall be reasonably acceptable to the Debtors, whose identities shall be disclosed to the Bankruptcy Court at the Confirmation Hearing. In the event that no one is willing to serve on the Plan Committee or there shall have been no Plan Committee members for a period of thirty (30) consecutive days, then the Plan Administrator may, during such vacancy and thereafter, ignore any reference in this Plan, the Plan Administrator Agreement or the Confirmation Order to a Plan Committee, and all references to the Plan Committee's ongoing duties and rights in this Plan, the Plan Administrator Agreement and the Confirmation Order shall be null and void. In the event of the death or resignation of a member of the Plan Committee after the Effective Date, the remaining members of the Plan Committee shall have the right to designate a successor from among Holders of Allowed Class 4, 5 or 6 Claims who shall be reasonably acceptable to the Debtors or Reorganized Service Merchandise. If a Plan Committee member assigns its Claim, such act shall constitute a resignation from the Plan Committee. Until a vacancy is filled, the Plan Committee shall function in its reduced number.

                                    (ii)     On the final distribution date and
         following all payments being made to creditors as set forth in this Plan, the Plan Committee shall be dissolved and the members thereof shall be released and discharged from all further authority, duties, responsibilities, and obligations related to, arising from and in connection with the Chapter 11 Cases, and the retention of the Plan Committee's professionals shall terminate.

                           (c)      FUNCTION AND DURATION; COMPENSATION AND
EXPENSES. The Plan Committee shall be responsible for:

                                    (i)      consulting with Reorganized Service
         Merchandise and the Plan Administrator with respect to their responsibilities under this Plan and the Plan Administrator Agreement,

                                    (ii)     reviewing the prosecution of
         adversary and other proceedings, if any, including proposed settlements thereof,

                                    (iii)    reviewing objections to and
         proposed settlements of Disputed Claims,

                                    (iv)     reviewing proposed settlements of
         Avoidance Actions;

                                    (v)      performing any and all services in
         connection with interim and final fee applications, as applicable through the Effective Date, of the Professionals and members of the Creditors' Committee; and

                                    (vi)     performing such other duties that
         may be necessary and proper to assist the Plan Administrator and its retained professionals as provided for in this Plan.

                  The Plan Committee shall remain in existence until such time as the final distributions under this Plan have been made by Reorganized Service Merchandise. The members of the Plan Committee shall serve without compensation for their performance of services as members of the Plan Committee, except that they shall be entitled to reimbursement of reasonable expenses by Reorganized Service Merchandise. The Plan Committee may retain counsel or other professionals who shall be entitled to reasonable compensation and reimbursement of actual, necessary expenses upon the submission of invoices to Reorganized Service Merchandise. The Plan Committee member's fees and the fees of the professional persons retained by the Plan Committee shall be paid within fifteen
(15) days after submission of a detailed invoice to the Plan Administrator with a copy to the Plan Committee. If the Plan Administrator or Plan Committee disputes the reasonableness of any invoice, the Plan Administrator, Plan Committee or the affected professional may submit the dispute to the Bankruptcy Court for a determination of reasonableness, and the disputed portion of such invoice shall not be paid until such dispute is resolved. The undisputed portion of such invoice shall be paid as provided herein.

                           (d)      LIABILITY; INDEMNIFICATION. Neither the
Plan Committee, nor any of its members or designees, nor any duly designated agent, representative or professional of the Plan Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent or representative of the Plan Committee, nor shall any member be liable for any act or omission taken or omitted to be taken in its capacity as a member of the Plan Committee, other than acts or omissions resulting from such member's willful misconduct or gross negligence. Reorganized Service Merchandise and the Estates shall indemnify and hold harmless the Plan Committee and its members and designee, and any duly designated agent, representative or professional thereof (in their capacity as such), from and against and with respect to any and all liabilities, losses, damages, claims, costs and expenses, including but not limited to attorneys' fees arising out of or due to their actions or omissions, or consequences of such actions or omissions, other than as a result of their willful misconduct or gross negligence, with respect to Reorganized Service Merchandise or the implementation or administration of this Plan. To the extent Reorganized Service Merchandise and the Estates indemnifies and holds harmless the Plan Committee and its members and designees, or any duly designated agent or representative thereof (in their capacity as such), as provided above, the reasonable legal fees and related costs incurred by counsel to the Plan Committee in monitoring and participating in the defense of such claims giving rise to the right of indemnification shall be paid out of the Operating Reserve.

                  7.12 CANCELLATION OF EXISTING SECURITIES. Except as otherwise provided in this Plan and in any contract, instrument or other agreement or document created in connection with this Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article IX of this Plan, the Existing Securities, promissory notes, share certificates (including treasury stock), other instruments evidencing any Claims or Interests, and all options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character to acquire such Existing Securities shall be deemed canceled and of no further force and effect, without any further act or action under any applicable agreement, law, regulation, order or rule, and the obligations of the Debtors under the notes, share certificates and other agreements and instruments governing such Claims and Interests shall be discharged.

The Holders of or parties to such canceled notes, share certificates and other agreements and instruments shall have no rights arising from or relating to such notes, share certificates and other agreements and instruments or the cancellation thereof, except the rights provided pursuant to this Plan. Notwithstanding the foregoing, the provisions of the Prepetition Indentures governing the relationships of each of the Prepetition Indenture Trustees and their respective holders, including, without limitation, those provisions relating to distributions, the Prepetition Indenture Trustees' rights to payment, liens on property to be distributed to holders, and the Prepetition Indenture Trustees' rights of indemnity, if any, shall not be affected by the Plan, Confirmation or the occurrence of the Effective Date. Nothing herein affects the Prepetition Indenture Trustees' rights pursuant to their respective Prepetition Indentures and applicable non-bankruptcy law to assert liens on any distributions hereunder to the holders of the notes issued pursuant to the Prepetition Indentures, to secure payment of its fees and expenses. If any Prepetition Indenture Trustee does not serve as disbursing agent with respect to distributions to its respective holders, then the funds distributed to any such disbursing agent shall be subject to the lien of the Prepetition Indenture Trustee as provided under its respective Prepetition Indenture.

                                  ARTICLE VIII

             TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  8.1      GENERALLY. Except as otherwise provided in this
Article VIII, pursuant to sections 365 and 1123(b) of the Bankruptcy Code, all prepetition executory contracts and unexpired leases that exist between the Debtors and any Person shall be deemed rejected by the Debtors as of the Confirmation Date or such other date as listed on Plan Schedule 8.1, subject to the occurrence of the Effective Date, except for executory contracts and unexpired leases which:

                           (a)      have been assumed, assumed and assigned, or
rejected, as applicable, pursuant to an order of the Court entered prior to the Confirmation Date; or

                           (b)      as of the Confirmation Date, are subject to
a pending motion for approval, or a notice pursuant to the Designation Rights Order, of the assumption, assumption and assignment, or rejection, as applicable; or

                           (c)      are otherwise being assumed or assumed and
assigned as set forth in Plan Schedule 8.2. The listing of a document on Plan
Schedule 8.2 shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability under such contract or lease.

                  8.2 APPROVAL OF ASSUMPTION AND ASSIGNMENT OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Subject to the Effective Date, entry of the Confirmation Order shall constitute, as of the Confirmation Date (or such other date listed on Plan Schedule 8.1), the approval, pursuant to sections 365 and 1123(b) of the Bankruptcy Code, of the assumption, assumption and assignment, or rejection, as applicable, of the executory contracts and unexpired leases assumed, assumed and assigned, or rejected pursuant to this
Article VIII.

                  Each executory contract and unexpired lease that is assumed and relates to the use, ability to acquire or occupancy of real property shall include (a) all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affect such executory contract or unexpired lease and (b) all executory contracts or unexpired leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, reciprocal easement agreements and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to a Final Order of the Bankruptcy Court or is otherwise rejected as a part of this Plan.

                  8.3 CURE OF DEFAULTS OF ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Any monetary amounts by which each executory contract and unexpired lease to be assumed pursuant to the Plan is in default shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, by Cure, with such Cure being provided by, at the option of the Debtor-party to such contract or lease, either (x) the Debtor-party to such contract or lease or (y) the assignee of such Debtor-party to whom such contract or lease is being assigned. If there is a dispute regarding (a) the nature or amount of any Cure, (b) the ability of Reorganized Service Merchandise or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy
Code) under the contract or lease to be assumed, or (c) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order resolving the dispute and approving the assumption or assumption and assignment, as the case may be; provided that if there is a dispute as to the amount of Cure that cannot be resolved consensually among the parties, the Debtors or Reorganized Service Merchandise shall have the right to reject the contract or lease for a period of five (5) days after entry of a final order establishing a Cure amount in excess of that provided by the Debtors. The Confirmation Order shall contain provisions providing for notices of proposed assumptions and proposed cure amounts to be sent to applicable third parties and for procedures for objecting thereto (which shall provide not less than twenty (20) days notice of such procedures and any deadlines pursuant thereto) and resolution of disputes by the Bankruptcy Court. To the extent the Debtor who is party to the executory contract or unexpired lease is to be merged with Service Merchandise as part of the Substantive Consolidation Order, the nondebtor parties to such executory contract or unexpired lease shall, upon assumption as contemplated herein, be deemed to have consented to the assignment of such executory contract or unexpired lease to Service Merchandise that is the surviving entity after entry of the Substantive Consolidation Order.

                  8.4 REJECTION DAMAGES BAR DATE. If the rejection by a Debtor or Reorganized Service Merchandise of an executory contract or unexpired lease pursuant to the Plan results in a Claim, then such Claim shall be forever barred and shall not be enforceable against any Debtor or Reorganized Service Merchandise or the properties of any of them unless a proof of claim is filed with the Debtors' Claims agent, Robert L. Berger & Associates, LLC and served upon counsel to Reorganized Service

Merchandise, and counsel to the Creditors' Committee or Plan Committee, within thirty (30) days after service of the earlier of (a) notice of the effective date of rejection of such executory contract or unexpired lease as determined in accordance with Section 8.1 of this Plan or (b) other notice that the executory contract or unexpired lease has been rejected. Nothing in this Section 8.4 shall revive or deem to revive a previously Disallowed Claim or extend a previously established bar date, if applicable. The bar date for filing a Claim with respect to an executory contract or unexpired lease other than pursuant to this Plan shall be as set forth in the Bar Date Order or the Final Order approving such rejection.

                  8.5 POST-PETITION EXECUTORY CONTRACTS AND UNEXPIRED LEASES. All rights in connection with all executory contracts and unexpired leases assumed by the Debtors or entered into after the Petition Date and that have not been assigned to a third party, including, without limitation, the Designation Rights Agreement, shall remain property of the Estate of Service Merchandise.

                  8.6 POST-CONFIRMATION VALIDITY OF DESIGNATION RIGHTS ORDER AND AGREEMENT. All of the terms and provisions of the Designation Rights Order and the Designation Rights Agreement shall continue in effect following the entry, and shall not be modified by the terms, of the Confirmation Order, including, but not limited to, the obligation of KLA/SM, L.L.C., or any entity which is a member of, or holds any other interest in, KLA/SM, L.L.C. or guarantees the obligations of KLA/SM, L.L.C. under the Designation Rights Agreement, to satisfy all Cure Claims in excess of the cure claim cap as previously established in accordance with the Designation Rights Agreement.

                  8.7 MISCELLANEOUS. Notwithstanding any other provision of this Plan, the Debtors will retain the right to, at any time prior to the Effective Date, modify or supplement Plan Schedule 8.1 or Plan Schedule 8.2, including, without limitation, the right to add any executory contract or unexpired lease to, or delete any executory contract or unexpired lease from such Plan Schedules. Listing an executory contract or unexpired lease on Plan
Schedule 8.1 or Plan Schedule 8.2 will not constitute an admission by any of the Debtors or Reorganized Service Merchandise that such contract or lease (including any related agreements that may exist) is an executory contract or unexpired lease or that the applicable Debtor or Reorganized Service Merchandise has any liability thereunder.

                                   ARTICLE IX

                      PROVISIONS GOVERNING DISTRIBUTIONS

                  9.1 DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE. Except as otherwise provided herein or as ordered by the Bankruptcy Court, distributions to be made on account of Claims that are Allowed Claims as of the Effective Date shall be made on the Initial Distribution Date or as soon thereafter as is practicable. Any distribution to be made on the Effective Date pursuant to this Plan shall be deemed as having been made on the Effective Date if such distribution is made on the Effective Date or as soon thereafter as is practicable. Any payment or distribution required to be made under this Plan on a day other than a Business Day shall be made on the next succeeding Business Day. Distributions on account of Claims that first become Allowed Claims after the Effective Date shall be made pursuant to the terms and conditions of the Plan Administrator Agreement and Articles IX and X of this Plan.

                  9.2 DISBURSING AGENT. The Disbursing Agent shall make all distributions required under this Plan, including those distributions to the Prepetition Indenture Trustees, except that the Prepetition Indenture Trustees, as agents or servicers, shall then make distributions to Holders of Allowed Prepetition Senior Secured Notes Claims, Allowed Prepetition Senior Notes Claims and Allowed Prepetition Subordinated Notes Claims in accordance with the applicable Prepetition Indentures and the provisions of this Plan. The Disbursing Agent shall reasonably cooperate with the Prepetition Indenture Trustees, as agents or servicers, in making distributions in accordance with this Plan. The services, with respect to consummation of the Plan, of the Prepetition Indenture Trustees, including the reasonable fees and expenses of its counsel, under the Prepetition Indentures, and other agreements that govern the rights of Holders of the Prepetition Senior Secured Notes, Prepetition Senior Notes or Prepetition Subordinated Notes, shall be as set forth in this
Section 9.2. Notwithstanding the foregoing, Reorganized Service Merchandise shall reimburse the Prepetition Indenture Trustees and any other agent or servicer for reasonable and necessary services performed by them and any indemnification amounts under the Prepetition Indentures arising in connection with the performance of such services as contemplated in this Plan.

                  9.3 SUBSEQUENT DISTRIBUTIONS. The Plan Administrator, after consultation with the Plan Committee, shall determine, in accordance with this Plan and the Plan Administrator Agreement, when to make a Subsequent Distribution based on the amount of Cash currently available in the Supplemental Distribution Account.

                  9.4 INTEREST ON CLAIMS. Unless otherwise specifically provided for in this Plan, the Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on Claims, and no Claim Holder shall be entitled to interest accruing on or after the Petition Date on any Claim. To the extent provided for in this Plan, the Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall accrue on Claims at the applicable non-default rate. Unless otherwise specifically provided for in this Plan, the Confirmation Order, or required by applicable bankruptcy law, interest shall not accrue or be paid upon any Disputed Claim in respect of the period from the Petition Date to the date a final distribution is made thereon if and after such Disputed Claim becomes an Allowed Claim. Until the Effective Date, nothing herein shall waive the right of any creditor to seek postpetition interest. Nothing herein shall impair the rights of the Prepetition Senior Noteholders to receive postpetition interest on their notes from the Prepetition Subordinated Noteholders in connection with the Subordination Rights.

                  9.5 DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS.

                           (a)      Distributions to Holders of Allowed Claims
shall be made by the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section 9.2 of this Plan) (for purposes of this paragraph, the "applicable disbursing agent") (i) at the addresses set forth on the proofs of claim filed by such Claim Holders (or at the address set forth in any applicable notice of assignment of claim or notice of change of address), (ii) at the addresses set forth in any written notices of address changes delivered to the applicable disbursing agent after the date of any related proof of claim, (iii) at the addresses reflected in the Schedules if no proof of claim has been filed and the applicable disbursing agent has not received a written notice of a change of address, (iv) in the case of a Claim Holder whose Claim is governed by one of the Prepetition Indentures or other agreement and is administered by one of the Prepetition Indenture Trustees, at the addresses contained in the official records of the Prepetition Indenture Trustees, including as set forth in its register, any ballots cast with respect to such Claims or in any letter of transmittal provided with the surrender of the certificates, or (v) as to any defendant to a Litigation Claim who has not otherwise filed a proof of claim, at the address of such defendant's counsel of record or to such party as counsel of record directs or specifies. Distributions made to Holders of Claims by the Prepetition Indenture Trustees shall be subject to the rights of the Prepetition Indenture Trustees under the Prepetition Indentures or similar contract or agreement to enforce any changes or expenses thereunder.

                           (b)      If any Claim Holder's distribution is
returned as undeliverable, no further distributions to such Claim Holder shall be made unless and until the applicable disbursing agent is notified of such Claim Holder's then current address, at which time all missed distributions shall be made to such Claim Holder without interest. Amounts in respect of undeliverable distributions shall be returned to (x) the applicable Prepetition Indenture Trustees with respect to the Prepetition Indentures or (y) the Disbursing Agent with respect to all other claims, until such distributions are claimed. All claims for undeliverable distributions shall be made on the later of the first (1st) anniversary of the Effective Date or ninety (90) days from the date the Claim becomes an Allowed Claim. After such date, all unclaimed property relating to distributions to be made on account of such Claims shall revert to the Estate of Service Merchandise, free of any restrictions thereon or Claims of such Holder and notwithstanding any federal or state escheat laws to the contrary. Nothing contained in the Plan shall require any of the applicable disbursing agents to attempt to locate any Holder of an Allowed Claim.

                  9.6 RECORD DATE FOR DISTRIBUTIONS. Reorganized Service Merchandise, the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section 9.2 of this Plan) shall have no obligation to recognize the transfer of, or the sale of any participation in, any Allowed Claim or Interest that occurs after the Record Date, and will be entitled for all purposes herein to recognize and distribute only to those Holders of Allowed Claims who are Holders of such Claims, or participants therein, as of the Record Date. Reorganized Service Merchandise, the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section 9.2 of this Plan) shall instead be entitled to recognize and deal with for all purposes under the Plan with only those record Holders stated on the official claims register or the official transfer ledger, as the case may be, as of the Record Date. On the Record Date, the transfer ledgers of the Prepetition Indenture Trustees, or other agents and servicers of the Prepetition Senior Secured Notes, Prepetition Senior Notes, Prepetition Subordinated Notes and the transfer registers of the Old Equity shall be closed, and there shall be no further changes in the record Holders of securities. Reorganized Service Merchandise, the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section 9.2 of this Plan) shall have no obligation to recognize any transfer of the Prepetition Senior Secured Notes, Prepetition Senior Notes, Prepetition Subordinated Notes or the Old Equity occurring after the Record Date. Reorganized Service Merchandise, the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section 9.2 of this Plan) shall be entitled instead to recognize and deal for all purposes hereunder with only those record Holders stated on the transfer ledgers as of the Record Date.

                  9.7 ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND INTEREST. To the extent that any Allowed Claim entitled to a distribution under this Plan is composed of indebtedness and accrued but unpaid interest thereon, such distribution shall, for all income tax purposes, be allocated to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the claim, to the portion of such Claim representing accrued but unpaid interest.

                  9.8 MEANS OF CASH PAYMENT. Payments of Cash made pursuant to this Plan shall be in U.S. dollars and shall be made, at the option and in the discretion of Reorganized Service Merchandise, by (a) checks drawn on or (b) wire transfer from a domestic bank selected by Reorganized Service Merchandise.

                  9.9 SETOFFS. The Debtors and Reorganized Service Merchandise may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy laws, but shall not be required to, set off against any Claim and the payments or other distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that the Debtors, Reorganized Service Merchandise, may have against the Holder of such Claim; provided, however, that neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors or Reorganized Service Merchandise of any such claim that the Debtors or the Reorganized Service Merchandise may have against such Holder.

                  9.10 DE-MINIMIS DISTRIBUTIONS. Notwithstanding any other provision of this Plan or the Plan Administrator Agreement, Reorganized Service Merchandise, the Disbursing Agent and the Plan Administrator shall have no obligation to make a distribution on account of an Allowed Claim from any Cash Reserve or account to a specific Holder of an Allowed Claim if the amount to be distributed to that Holder on the Initial Distribution Date or Subsequent Distribution Date (1) does not constitute a final distribution to such Holder and (2) is less than $50.00. In addition, the Debtors and Reorganized Service Merchandise reserve the right to request subsequent relief from the Bankruptcy Court to exclude Holders of smaller claims from the final distribution under this Plan to the extent that the amounts otherwise distributable to such claimholders in connection with such final distribution would be de-minimis or create undue administrative expense.

                  9.11 SURRENDER OF SECURITIES AND INSTRUMENTS. On or before the date that distributions are first made by the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section
9.2 of this Plan), each Holder of an instrument evidencing a Claim on account of the Prepetition Senior Secured Notes, Prepetition Senior Notes, or Prepetition Subordinated Notes (a "Certificate") shall surrender such Certificate to the Prepetition Indenture Trustees who shall then deliver such Certificate to the Disbursing Agent in accordance with written instructions to be provided to such Holder by the Prepetition Indenture Trustees as promptly as practicable following the Effective Date, and such Certificate shall be cancelled. Such instructions shall specify that delivery of such Certificate will be effected, and risk of loss and title thereto will pass, only upon the proper delivery of such Certificate with a letter of transmittal in accordance with such instructions. No distribution of property hereunder shall be made to or on behalf of any such Claim Holder unless and until such Certificate is received by the Disbursing Agent or the unavailability of such Certificate is reasonably established to the satisfaction of the Disbursing Agent. Any such Claim Holder who fails to surrender or cause to be surrendered such Certificate or fails to execute and deliver an affidavit of loss and indemnity holding Reorganized Service Merchandise, the Disbursing Agent, the Prepetition Indenture Trustees, or any other applicable agent or servicer, harmless from any damages, liabilities or costs incurred in treating such individual as a Holder of an Allowed Claim and otherwise reasonably satisfactory to Reorganized Service Merchandise, the Disbursing Agent, the Prepetition Indenture Trustees, or any other applicable agent or servicer, prior to the first (1st) anniversary of the Effective Date, shall be deemed to have forfeited, and shall be forever barred from asserting, any and all rights and Claims in respect of such Certificate and shall not participate in any distribution hereunder, and all property in respect of such forfeited distribution, including interest accrued thereon, shall revert to the Estate of Service Merchandise, free of any restrictions thereon or Claims of such Holder and notwithstanding any federal or state escheat laws to the contrary. Upon compliance with this Section 9.11 by a Holder of a Claim evidenced by a Prepetition Senior Secured Note, Prepetition Senior Note, or Prepetition Subordinated Note, such Holder shall, for all purposes under the Plan, be deemed to have surrendered such note or other security.

                  9.12 RELEASE OF LIENS. Except as otherwise provided in this Plan or in any contract, instrument, release or other agreement or document created or assumed in connection with this Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Articles IX and X of this Plan, all mortgages, deeds of trust, liens, pledges or other security interests against the property of any Debtor's Estate shall be fully released and discharged, and all of the right, title and interest of any Holder of such mortgages, deeds of trust, liens, pledges or other security interests shall revert to the Estate of Service Merchandise and its successors and assigns. To the extent that any termination statements, instruments of satisfaction, or other similar releases of interests necessary to terminate or otherwise remove from title or record any filed financing statements, mortgages, or other documents or agreements evidencing a security interest in the Debtors' assets shall not have been delivered to Reorganized Service Merchandise in proper form for filing and executed by the appropriate parties prior to, or in connection with, the satisfaction of the Secured Claims, then Reorganized Service Merchandise is hereby authorized to (a) execute and file such statements, instruments, releases or other documents on behalf of the Holder of the Secured Claim with respect to the encumbered assets and (b) to file, register, or otherwise record a certified copy of the Confirmation Order, which, once filed, registered or otherwise recorded, shall constitute conclusive evidence of the release of all security interests in the Debtors' assets of any kind or nature whatsoever.

                                    ARTICLE X

                       PROCEDURES FOR RESOLVING DISPUTED,
                       CONTINGENT AND UNLIQUIDATED CLAIMS

                  10.1 OBJECTION DEADLINE; PROSECUTION OF OBJECTIONS. Reorganized Service Merchandise or the Plan Administrator shall retain responsibility for administering, disputing, objecting to, compromising or otherwise resolving and making distributions on account of the respective Claims against the Debtors. No later than the Claims Objection Deadline (unless extended by an order of the Bankruptcy Court), the Debtors and Reorganized Service Merchandise, as the case may be, shall file objections to Claims with the Bankruptcy Court and serve such objections upon the Holders of each of the Claims to which objections are made. Nothing contained herein, however, shall limit Reorganized Service Merchandise's right to object to Claims, if any, filed or amended after the Claims Objection Deadline. Moreover, notwithstanding the expiration of the Claims Objection Deadline and unless subsequently ordered for good cause shown to shorten time, Reorganized Service Merchandise or the Plan Administrator shall continue to have the right to amend any objections and to file and prosecute supplemental objections and counterclaims to a Disputed Claim until such Disputed Claim is Allowed. Subject to the limitations set forth in
Article VII of this Plan, and the oversight of the Plan Committee, Reorganized Service Merchandise and the Plan Administrator shall be authorized to, and shall, resolve all Disputed Claims by withdrawing or settling such objections thereto, or by litigating to judgment in the Bankruptcy Court or such other court having jurisdiction the validity, nature and/or amount thereof.

                  10.2 NO DISTRIBUTIONS PENDING ALLOWANCE. Notwithstanding any other provision of this Plan, no payments or distributions shall be made with respect to all or any portion of a Disputed Claim unless and until all objections to such Disputed Claim have been settled or withdrawn or have been determined by Final Order, and the Disputed Claim, or some portion thereof, has become an Allowed Claim and the remainder has become a Disallowed Claim.

                  10.3 DISPUTED CLAIMS RESERVE. The Disbursing Agent shall withhold the Disputed Claims Reserve from the Net Available Cash to be distributed to particular classes under this Plan. The Disputed Claims Reserve shall be equal to 100% of distributions to which Holders of Disputed Claims in Classes 3, 4, 5 and 6 would be entitled under this Plan as of such date if such Disputed Claims in Classes 3, 4, 5 and 6 were Allowed Claims in their (a) Face Amount (or if a Disputed Claim is unliquidated with no Face Amount, then based upon the good faith estimate of such Disputed Claim as estimated by

Reorganized Service Merchandise or the Plan Administrator, after consultation with the Creditors' Committee or Plan Committee) or (b) estimated amount of such Disputed Claim in Classes 3, 4, 5 and 6 as estimated by the Bankruptcy Court pursuant to section 506(c) of the Bankruptcy Code. Reorganized Service Merchandise or the Plan Administrator may request estimation for any Disputed Claim that is contingent or unliquidated. If practicable and as set forth in
Section 7.9(b) of this Plan, Reorganized Service Merchandise or the Plan Administrator will invest any Cash that is withheld as the applicable Disputed Claims Reserve in an appropriate manner to insure the safety of the investment. Nothing in this Plan or the Disclosure Statement shall be deemed to entitle the holder of a Disputed Claim to postpetition interest on such Claim.

                  10.4 DISTRIBUTIONS AFTER ALLOWANCE. Payments and distributions from the Disputed Claims Reserve shall be made as appropriate to the Holder of any Disputed Claim that has become an Allowed Claim, as soon thereafter as is reasonably practicable after the date such Disputed Claim becomes an Allowed Claim. Such distributions shall be based upon the cumulative distributions that would have been made to the Holder of such Claim under the Plan if the Disputed Claim had been Allowed on the Effective Date and shall not be limited by the Disputed Claim amounts previously reserved with respect to such Disputed Claim to the extent that additional amounts are available therefor, but only to the extent that such additional amounts have not yet been distributed to Holders of Allowed Claims. Upon such distribution, the reserve shall be reduced by an amount equal to the amount reserved with respect to such Disputed Claim. To the extent the amount reserved for such Disputed Claim exceeds the Allowed Amount, if any, of such Claim, the remainder shall be deposited in the Supplemental Distribution Account and distributed to Holders of Allowed Class 3, 4, 5 and 6 Claims in accordance with the provisions of Article V of this Plan.

                                   ARTICLE XI

             ALLOWANCE AND PAYMENT OF CERTAIN ADMINISTRATIVE CLAIMS

                  11.1     PROFESSIONAL FEE CLAIMS.

                           (a)      On the Effective Date, the Debtors shall pay
all amounts owing to Professionals for all outstanding amounts relating to prior periods through the Effective Date approved by the Bankruptcy Court in accordance with the Professional Fee Order; provided, however, that Professionals shall continue to prepare fee applications in accordance with the Professional Fee Order up to the Effective Date. No later than fifteen (15) days prior to the Confirmation Hearing, each Professional shall estimate fees and expenses due for periods that have not been billed as of the anticipated Effective Date. Parties in interest shall have until three (3) days prior to the Confirmation Hearing to object to such estimate and any such objection shall be heard at the Confirmation Hearing. On the Effective Date, Reorganized Service Merchandise shall fund an escrow account in an amount equal to the aggregate amount of outstanding fee applications not ruled upon by the Bankruptcy Court as of the Effective Date plus the aggregate amount of all estimated fees and expenses due for periods that have not been billed as of the

Effective Date. Such escrow account shall be used by the Reorganized Service Merchandise to pay the remaining Professional Fee Claims owing to the Professionals as and when Allowed by the Bankruptcy Court. When all Professional Fee Claims have been paid in full, amounts remaining in such escrow account, if any, shall be returned to Reorganized Service Merchandise to supplement the Operating Reserve or for distributions to Allowed Claims in Classes 3, 4, 5 and 6 in accordance with the provisions of Article V of this Plan, as determined by the Plan Administrator after consultation with the Plan Committee.

                           (b)      All Professionals or other entities
requesting compensation or reimbursement of expenses pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code for services rendered on or before the Effective Date (including compensation and expenses for making a substantial contribution in any of the Chapter 11 Cases) shall file with the Bankruptcy Court and serve such applications on counsel for the Debtors, the Plan Committee, the United States Trustee and as otherwise required by the Bankruptcy Court and the Bankruptcy Code an application for final allowance of compensation and reimbursement of expenses no later than ninety (90) days after the end of the month in which the Effective Date occurred. Objections to applications of Professionals and other entities for compensation and reimbursement of expenses must be filed with the Bankruptcy Court no later than twenty (20) days after the filing and service of a Professional's application. All compensation and reimbursement of expenses allowed by the Bankruptcy Court shall be paid ten (10) days after the entry of an Order allowing such fees and expenses, or as soon thereafter as practicable. The Debtors and Reorganized Service Merchandise shall not object to the filing of any request for substantial contribution with respect to those entities listed on Plan Schedule 11.1(b)-1 and, provided that the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement, with respect to those entities listed on Plan Schedule 11.1(b)-2, provided that in all instances the Debtors and Reorganized Service Merchandise shall retain the right to review the reasonableness of the fees and expenses requested by any and all such entities alleging substantial contribution.

                  11.2 OTHER ADMINISTRATIVE CLAIMS. All other requests for payment of an Administrative Claim (other than as set forth in Section 11.1 of this Plan), must be filed with the Bankruptcy Court and served on counsel for the Debtors and/or Reorganized Service Merchandise no later than the Administrative Claims Bar Date. Unless the Debtors object to an Administrative Claim within sixty (60) days after the Administrative Claims Bar Date, such Administrative Claim shall be deemed allowed in the amount requested. In the event that the Debtors object to an Administrative Claim, the Bankruptcy Court shall determine the Allowed amount of such Administrative Claim. Notwithstanding the foregoing, the Debtors, Reorganized Service Merchandise or Plan Administrator, after consultation with the Creditors' Committee or Plan Committee, may pay in their discretion, in accordance with the terms and conditions of any agreements relating thereto, any Administrative Claim as to which no request for payment has been timely filed but which is paid or payable by a Debtor in the ordinary course of business.

                  11.3 ADMINISTRATIVE CLAIMS BAR DATE NOTICE. On the Effective Date, or as soon thereafter as is reasonably practicable, Reorganized Service Merchandise shall provide written notice of the Administrative Claims Bar Date in substantially the same manner and fashion as the Debtors provided written notice of the Bar Date as approved by Final Order of the Bankruptcy Court on January 26, 2000.

                                   ARTICLE XII

                   CONFIRMATION AND CONSUMMATION OF THE PLAN

                  12.1 CONDITIONS TO CONFIRMATION. The following are conditions precedent to confirmation of the Plan that may be satisfied or waived in accordance with Section 12.3 of the Plan:

                           (a)      The Bankruptcy Court shall have approved by
Final Order a Disclosure Statement with respect to the Plan in form and substance reasonably acceptable to the Debtors after consultation with the Creditors' Committee.

                           (b)      The Confirmation Order shall determine the
approval of the substantive consolidation of the Chapter 11 Cases and Estates and the Noteholder Preference Action Settlement and shall in all other respects be in form and substance reasonably acceptable to the Debtors after consultation with the Creditors' Committee.

                  12.2 CONDITIONS TO EFFECTIVE DATE. The following are conditions precedent to the occurrence of the Effective Date:

                           (a)      The Debtors or Reorganized Service
Merchandise shall have Cash on hand sufficient to fund the Cash Reserves and make any other payments required to be paid under this Plan by the Debtors or Reorganized Service Merchandise on or as soon as practicable after the Effective Date.

                           (b)      The Confirmation Order shall be in form and
substance acceptable to the Debtors after consultation with the Creditors' Committee and shall have been entered by the Bankruptcy Court and shall be a Final Order, and no request for revocation of the Confirmation Order under section 1144 of the Bankruptcy Code shall have been made, or, if made, shall remain pending.

                           (c)      All relevant transactions set forth in
Article VII of this Plan shall have been entered into and all conditions precedent to the consummation thereof shall have been satisfied.

                           (d)      Any order necessary to satisfy any condition
to the effectiveness of the Plan shall have become a Final Order and all documents provided for under the Plan shall have been executed and delivered by the parties thereto.

                  12.3 WAIVER OF CONDITIONS. The conditions set forth in Sections 12.1 and 12.2 of this Plan may be waived, in whole or in part, by the Debtors with the consent of the Creditors' Committee, which consent shall not be unreasonably withheld, without notice or a hearing. The failure to satisfy or waive any condition to the Confirmation Date or the Effective Date may be asserted by the Debtors in their reasonable discretion based on the circumstances giving rise to the failure of such condition to be satisfied. The failure of the Debtors to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right, which may be asserted at any time.

                                  ARTICLE XIII

              EFFECT OF PLAN CONFIRMATION ON CLAIMS AND INTERESTS

                  13.1     NO DISCHARGE OF CLAIMS AGAINST DEBTORS. Pursuant to
section 1141(d)(3) of the Bankruptcy Code, Confirmation will not discharge Claims against the Debtors; provided, however, that no Holder of a Claim against any Debtor may, on account of such Claim, seek or receive any payment or other distribution from, or seek recourse against, any Debtor, Reorganized Service Merchandise, their respective successors or their respective property, except as expressly provided herein.

                  13.2 TERMINATION OF SUBORDINATION RIGHTS AND SETTLEMENT OF RELATED CLAIMS AND CONTROVERSIES. The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, arising under section 510(a) and 510(b) of the Bankruptcy Code, or otherwise. Except as provided in this Plan, all such subordination rights that a Holder of a Claim or Interest may have with respect to any distribution to be made pursuant to the Plan will be cancelled and terminated, and all actions related to the enforcement of such subordination rights will be permanently enjoined. Accordingly, distributions pursuant to the Plan to Holders of Allowed Claims or Allowed Interests will not be subject to payment to a beneficiary of such terminated subordination rights, or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights. Nothing in this Section shall be deemed to release the rights, if any, that the Debtors, the Creditors' Committee, the Plan Committee, the Plan Administrator or any creditor may have to seek to equitably subordinate any Claim pursuant to section 510(c) of the Bankruptcy Code.

                  13.3     EXCULPATION AND LIMITATION OF LIABILITY. The
Debtors, Reorganized Service Merchandise, the Creditors' Committee, the members of the Creditors' Committee in their representative capacity, the Plan Administrator, the Plan Committee, and the members of the Plan Committee in their representative capacity, and any of such parties' respective present or former members, officers, directors, employees, advisors, representatives, Professionals or agents, the Prepetition Indenture Trustees and their agents and professionals, and DIP Lenders and their agents and professionals, including the Released Parties, and any of all such parties' predecessors, successors and assigns, and provided that the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement, the Class Representatives, the Prepetition Subordinated Noteholders (but solely in their capacity as Prepetition Subordinated Noteholders) and all of their respective officers, directors, agents, employees and attorneys, shall not have or incur, and are hereby released from, any claim, obligation, Cause of Action or liability to one another or to any Holder of any Claim or Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, for any act or omission in connection with, or arising out of the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan except for their gross negligence or willful misconduct and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

         Notwithstanding any other provision of this Plan, no Claim Holder or Interest Holder, or other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys or affiliates, and no successors or assigns of the foregoing, shall have any right of action against the Debtors, Reorganized Service Merchandise, the Creditors' Committee, the members of the Creditors' Committee in their representative capacity, the Plan Administrator, the Plan Committee, and the members of the Plan Committee in their representative capacity, and any of such parties' respective present or former members, officers, directors, employees, advisors, representatives, Professionals or agents, the Prepetition Indenture Trustees and their agents and professionals, and DIP Lenders and their agents and professionals and any of such parties' predecessors, successors and assigns, and provided that the Bankruptcy Court authorizes and approves the Noteholder Preference Action Settlement, the Class Representatives, the Prepetition Subordinated Noteholders (but solely in their capacity as Prepetition Subordinated Noteholders) and all of their respective officers, directors, agents, employees and attorneys, for any act or omission in connection with, relating to or arising out of the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan except for their gross negligence or willful misconduct.

                  13.4 INDEMNIFICATION OBLIGATIONS. In satisfaction and compromise of any obligations or rights of any of the Indemnitees' Indemnification Rights, (a) all Indemnification Rights except (i) all Indemnification Rights of an Indemnitee who is also a Released Party, (ii) the indemnification rights of the Prepetition Indenture Trustees under the Prepetition Indentures and (iii) those based solely upon any act or omission arising out of or relating to any Indemnitee's service with, for or on behalf of a Debtor on or after the Petition Date (collectively, the "Continuing Indemnification Rights"), shall be released and terminated on and as of the Effective Date; provided that the Continuing Indemnification Rights shall remain in full force and effect on and after the Effective Date and shall not be modified, reduced, terminated or otherwise affected in any way by the Chapter 11 Cases, (b) the Debtors or Reorganized Service Merchandise, as the case may be, are authorized to purchase and maintain director and officer insurance providing coverage for those Indemnitees with Continuing Indemnification Rights for such period of time after the Effective Date that the Plan Administrator, after consultation with the Plan Committee, determines to be reasonable insuring such parties in respect of any claims, demands, suits, causes of action or proceedings against such Indemnitees based upon any act or omission related to such Indemnitee's service with, for or on behalf of the Debtors in the scope and amount as the Plan Administrator, after consultation with the Plan Committee, determines to be reasonable (the "Insurance Coverage"), (c) the insurers are authorized to pay any professional fees and expenses incurred in connection with any action relating to any Continuing Indemnification Rights and (d) the Debtors or Reorganized Service Merchandise, as the case may be, hereby indemnify Indemnitees with Continuing Indemnification Rights and agree to pay for any deductible or retention amount that may be payable in connection with any claim covered by either under the foregoing Insurance Coverage or any prior similar policy.

                  13.5     RELEASES BY DEBTORS AND DEBTORS IN POSSESSION.

                           (a)      Pursuant to section 1123(b)(3) of the
Bankruptcy Code, effective as of the Effective Date, each Debtor, in its individual capacity and as a Debtor in Possession, for and on behalf of its Estate, shall release and forever unconditionally release all Released Parties for and from any and all (x) claims or Causes of Action existing as of the Effective Date in any manner arising from, based on or relating to, in whole or in part, the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor or any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, or any act, omission, occurrence or event in any manner related to any such Claims, Interest, restructuring or the Chapter 11 Cases and (y) Avoidance Actions.

                           (b)      No provision of this Plan or of the
Confirmation Order, including without limitation, any release or exculpation provision, shall modify, release or otherwise limit the liability of any Person not specifically released hereunder, including without limitation, any Person that is a co-obligor or joint tortfeasor of a Released Party or that otherwise is liable under theories of vicarious or other derivative liability.

                           (c)      Reorganized Service Merchandise and any
newly-formed entities that will be liquidating the Debtors' businesses after the Effective Date shall be bound, to the same extent the Debtors are bound, by all of the releases set forth above.

                  13.6 RELEASE BY HOLDERS OF CLAIMS AND INTERESTS. ON THE EFFECTIVE DATE (a) EACH PERSON THAT VOTES TO ACCEPT THIS PLAN, AND (b) TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, AS SUCH LAW MAY BE EXTENDED OR INTERPRETED SUBSEQUENT TO THE EFFECTIVE DATE, ALL HOLDERS OF CLAIMS AND INTERESTS, IN CONSIDERATION FOR THE OBLIGATIONS OF THE DEBTORS AND REORGANIZED SERVICE MERCHANDISE UNDER THE PLAN AND THE CASH AND OTHER CONTRACTS, INSTRUMENTS, RELEASES, AGREEMENTS OR DOCUMENTS TO BE DELIVERED IN CONNECTION WITH THE PLAN, EACH ENTITY (OTHER THAN A DEBTOR) THAT HAS HELD, HOLDS OR MAY HOLD A CLAIM OR INTEREST, AS APPLICABLE, (EACH, A "RELEASE OBLIGOR") SHALL HAVE CONCLUSIVELY, ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND FOREVER, RELEASED EACH RELEASED PARTY FROM ANY CLAIM OR CAUSE OF ACTION EXISTING AS OF THE EFFECTIVE DATE ARISING FROM, BASED ON OR RELATING TO, IN WHOLE OR IN PART, THE SUBJECT MATTER OF, OR THE TRANSACTION OR EVENT GIVING RISE TO, THE CLAIM OR INTEREST OF SUCH RELEASE OBLIGOR, AND ANY ACT, OMISSION, OCCURRENCE OR EVENT IN ANY MANNER RELATED TO SUCH SUBJECT MATTER, TRANSACTION OR OBLIGATION; PROVIDED, HOWEVER, THAT THIS SECTION 13.6 SHALL NOT RELEASE ANY RELEASED PARTY FROM ANY CAUSE OF ACTION EXISTING AS OF THE EFFECTIVE DATE, BASED ON (i) THE INTERNAL REVENUE CODE OR OTHER DOMESTIC STATE, CITY OR MUNICIPAL TAX CODE, (ii) THE ENVIRONMENTAL LAWS OF THE UNITED STATES OR ANY DOMESTIC STATE, CITY OR MUNICIPALITY, (iii) ANY CRIMINAL LAWS OF THE UNITED STATES OR ANY DOMESTIC STATE, CITY OR MUNICIPALITY, OR (iv) SECTIONS 1104-1109 AND 1342(d) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

                  13.7 INJUNCTION. The satisfaction and release pursuant to this Article XIII of this Plan shall also act as a permanent injunction against any Person commencing or continuing any action, employment of process, or act to collect, offset or recover any Claim or Cause of Action satisfied or released under this Plan to the fullest extent authorized or provided by the Bankruptcy Code, including, without limitation, to the extent provided for or authorized by sections 524 and 1141 thereof.

                                   ARTICLE XIV

                           RETENTION OF JURISDICTION

                  Pursuant to sections 105(c) and 1142 of the Bankruptcy Code and notwithstanding entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court will retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Cases and this Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

                           (a)      Allow, disallow, determine, liquidate,
classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any objections to the allowance or priority of Claims or Interests;

                           (b)      Grant or deny any applications for allowance
of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or this Plan for periods ending on or before the Effective Date;

                           (c)      Resolve any matters related to the
assumption, assumption and assignment, or rejection of any executory contract or unexpired lease, whether or not pursuant to the Designation Rights Order and/or the Designation Rights Agreement, to which any Debtor is a party or with respect to which any Debtor or Reorganized Service Merchandise may be liable and to hear, determine and, if necessary, liquidate any Claims arising therefrom;

                           (d)      Resolve any matters relating to the pre- and
post-confirmation sales of the Debtors' owned real property pursuant to the Designation Rights Order and the Designation Rights Agreement;

                           (e)      Enforce, implement or clarify all orders,
judgments, injunctions, and rulings entered by the Bankruptcy Court, including the Designation Rights Order and Designation Rights Agreement.

                           (f)      Ensure that distributions to Holders of
Allowed Claims are accomplished pursuant to the provisions of this Plan;

                           (g)      Decide or resolve any motions, adversary
proceedings, contested or litigated matters and any other matters and grant or deny any applications involving the Debtors that may be pending on the Effective Date;

                           (h)      Enter such orders as may be necessary or
appropriate to implement or consummate the provisions of this Plan and all contracts, instruments, releases and other agreements or documents created in connection with this Plan, the Disclosure Statement or the Confirmation Order;

                           (i)      Resolve any cases, controversies, suits or
disputes that may arise in connection with the consummation, interpretation or enforcement of this Plan or any contract, instrument, release or other agreement or document that is executed or created pursuant to this Plan, or any entity's rights arising from or obligations incurred in connection with this Plan or such documents;

                           (j)      Modify this Plan before or after the
Effective Date pursuant to section 1127 of the Bankruptcy Code or modify the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with this Plan, the Disclosure Statement or the Confirmation Order, or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, this Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with this Plan, the Disclosure Statement or the Confirmation Order, in such manner as may be necessary or appropriate to consummate this Plan;

                           (k)      Hear and determine all applications for
compensation and reimbursement of expenses of Professionals under this Plan or under sections 330, 331 503(b), 1103 and 1129(c)(9) of the Bankruptcy Code, provided, however, that from and after the Effective Date the payment of fees and expenses of Reorganized Service Merchandise, the Plan Committee and the Plan Administrator shall be made as set forth in Article VII of this Plan.

                           (l)      Hear and determine matters concerning the
Plan Committee and its members and their respective professionals;

                           (m)      Issue injunctions, enter and implement other
orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation, implementation or enforcement of this Plan or the Confirmation Order;

                           (n)      Hear and determine the Litigation Claims and
any other Causes of Action by or on behalf of the Debtors or Reorganized Service Merchandise;

                           (o)      Hear and determine matters concerning state,
local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

                           (p)      Enter and implement such orders as are
necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked or vacated or distributions pursuant to this Plan are enjoined or stayed;

                           (q)      Determine any other matters that may arise
in connection with or relate to this Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with this Plan, the Disclosure Statement or the Confirmation Order;

                           (r)      Enforce all orders, judgments, injunctions,
releases, exculpations, indemnifications and rulings entered in connection with the Chapter 11 Cases;

                           (s)      Hear and determine all matters related to
(i) the property of the Estates from and after the Confirmation Date, (ii) the winding up of the Debtors' or Reorganized Service Merchandise's affairs and
(iii) the activities of Reorganized Service Merchandise and the Plan Administrator, including (A) challenges to or approvals of Reorganized Service Merchandise's or the Plan Administrator's activities, (B) resignation, incapacity or removal of the Plan Administrator and selection of a successor Plan Administrator, (C) reporting by, termination of and accounting by Reorganized Service Merchandise and the Plan Administrator and (D) release of the Plan Administrator from its duties;

                           (t)      Hear and determine disputes with respect to
compensation of (i) Reorganized Service Merchandise's professional advisors,
(ii) the Plan Administrator and its professional advisors, and (iii) the Plan Committee, its members and its professional advisors;

                           (u)      Hear and determine such other matters as may
be provided in the Confirmation Order or as may be authorized under the Bankruptcy Code;

                           (v)      Adjudicate any and all Causes of Action,
adversary proceedings, applications and contested matters that have been or hereafter are commenced or maintained in or in connection with the Chapter 11 Cases or this Plan, including, without limitation, any adversary proceeding or contested matter, proceedings to adjudicate the allowance of Disputed Claims, and all controversies and issues arising from or relating to any of the foregoing;

                           (w)      Hear and determine all matters involving
Claims or Causes of Action involving any of the Debtors or their property; and

                           (x)      Enter an order closing the Chapter 11 Cases.

                  Notwithstanding anything contained herein to the contrary, the Bankruptcy Court retains exclusive jurisdiction to hear and determine disputes concerning (i) Claims or (ii) Causes of Action and any motions to compromise or settle such disputes. Despite the foregoing, if the Bankruptcy Court is determined not to have jurisdiction with respect to the foregoing, or if the Reorganized Service Merchandise chooses to pursue any Claim or Cause of Action (as applicable) in another court of competent jurisdiction, Reorganized Service Merchandise will have authority to bring such action in any other court of competent jurisdiction.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

                  15.1 BINDING EFFECT. This Plan shall be binding upon and inure to the benefit of the Debtors, Reorganized Service Merchandise, all present and former Holders of Claims and Interests, other parties in interest and their respective successors and assigns as of the entry of the Confirmation Order.

                  15.2 PAYMENT OF STATUTORY FEES. All fees payable pursuant to section 1930 of title 28, United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on, or as soon as reasonably practicable after, the Effective Date, and neither the Debtors, their Estates, Reorganized Service Merchandise nor the Plan Administrator shall thereafter be liable for the payment of any additional fees under 28 U.S.C. Section 1930 other than with respect to Service Merchandise's Chapter 11 Case.

                  15.3     AMENDMENT OR MODIFICATION OF THIS PLAN. Subject to
section 1127 of the Bankruptcy Code and, to the extent applicable, sections 1122, 1123 and 1125 of the Bankruptcy Code, alterations, amendments or modifications of this Plan may be proposed in writing by the Debtors or Reorganized Service Merchandise at any time prior to or after the Confirmation Date but prior to the substantial consummation of this Plan. A Holder of a Claim or Interest that has accepted this Plan shall be deemed to have accepted this Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim or Interest of such Holder.

                  15.4 REVOCATION, WITHDRAWAL OR NON-CONSUMMATION. The Debtors reserve the right to revoke or withdraw this Plan as to any or all of the Debtors prior to the Effective Date and to file subsequent chapter 11 plans after consultation with the Creditors' Committee. If the Debtors revoke or withdraw this Plan as to any or all of the Debtors, or if Confirmation or Consummation as to any or all of the Debtors does not occur, then, with respect to such Debtors, (a) this Plan shall be null and void in all respects, (b) any settlement or compromise embodied in this Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), assumption or rejection of executory contracts or leases affected by this Plan, and any document or agreement executed pursuant to this Plan, shall be deemed null and void, and (c) nothing contained in this Plan shall (i) constitute a waiver or release of any Claims by or against, or any Interests in, such Debtors or any other Person,
(ii) prejudice in any manner the rights of such Debtors or any other Person, or
(iii) constitute an admission of any sort by the Debtors or any other Person.

                  15.5 EFFECTUATING DOCUMENTS AND FURTHER TRANSACTIONS. Each of the Debtors or Reorganized Service Merchandise is authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement and further evidence the terms and conditions of this Plan and any notes or securities issued pursuant to this Plan.

                  15.6 CORPORATE ACTION. Prior to, on or after the Effective Date (as appropriate), all matters provided for under this Plan that would otherwise require approval of the stockholders or directors of one (1) or more of the Debtors or Reorganized Service Merchandise shall be deemed to have occurred and shall be in effect prior to, on or after the Effective Date (as appropriate) pursuant to the applicable general corporation law of the states in which the Debtors or Reorganized Service Merchandise are incorporated without any requirement of further action by the stockholders or directors of the Debtors or Reorganized Service Merchandise.

                  15.7 EXEMPTION FROM TRANSFER TAXES. Pursuant to section 1146(c) of the Bankruptcy Code: (a) the creation of any mortgage, deed of trust, lien, pledge, or other security interest; or (b) the making or assignment of any lease or sublease; (c) the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Plan, including, without limitation, any restructuring, disposition, liquidation, or dissolution, deeds, bills of sale, transfers of tangible property or the transfers, sales, and assignments of the Debtors' or Reorganized Service Merchandise's owned and leased real property pursuant to this Plan, the Designation Rights Order, the Designation Rights Agreement or otherwise or (d) any transfers from the Debtors to Reorganized Service Merchandise pursuant to this Plan, the Designation Rights Order, the Designation Rights Agreement or otherwise will not be subject to any document recording tax, stamp tax, conveyance fee, personal property tax, real estate transfer tax, intangibles or similar tax, mortgage tax, stamp act, mortgage recording tax, sales or use tax, or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. Unless the Court orders otherwise, all sales, transfers and assignments of owned and leased real and personal property, approved by the Court on or prior to the Effective Date, including, without limitation, sales, transfers and assignments pursuant to the Designation Rights Order, the Designation Rights Agreement or otherwise, shall be deemed to have been in furtherance of, or in connection with, this Plan.

                  15.8 SEVERABILITY OF PLAN PROVISIONS. If, prior to the Confirmation Date, any term or provision of this Plan is determined by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, but subject to
Section 15.4 of
this Plan, the remainder of the terms and provisions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

                  15.9 SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the Debtors, and their respective successors and assigns, including, without limitation, Reorganized Service Merchandise. The rights, benefits and obligations of any entity named or referred to in this Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign of such entity.

                  15.10 NOTICE. All notices, requests and demands to or upon the Debtors or Reorganized Service Merchandise to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

            If to the Debtors:
            SERVICE MERCHANDISE COMPANY, INC.
            7100 Service Merchandise Boulevard
            Brentwood, TN  37238
            Telephone: (615) 660-3000
            Facsimile: (615) 660-3934
            Attn: Plan Administrator

            with copies to:

            Counsel for the Debtors

            BASS, BERRY & SIMS PLC
            315 Deaderick Street, Suite 2700
            Nashville, Tennessee 37238-0002
            Tel:  (615) 742-6200
            Fax:  (615) 742-6293
            Attn: Paul G. Jennings
                  Beth A. Dunning

                   - and -

            SKADDEN, ARPS, SLATE,

                MEAGHER & FLOM (ILLINOIS)
            333 West Wacker Drive
            Chicago, Illinois 60606-1285
            Tel:  (312) 407-0700
            Fax:  (312) 407-0411
            Attn: John Wm. Butler, Jr.
                  George N. Panagakis
                  Keith A. Simon

            If to the Creditors' Committee

            OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
            230 Park Avenue
            New York, New York 10169
            Telephone: (212) 661-9100
            Facsimile: (212) 682-6104
            Attn: Glenn B. Rice
                  Enid Nagler Stuart

                   -and-

            HARWELL, HOWARD, HYNE, GABBERT & MANNER P.C.
            315 Deaderick Street, 18th Floor
            Nashville, TN 37238
            Telephone: (615) 256-0500
            Facsimile: (615) 251-1059
            Attn: Glenn B. Rose

                  15.11 GOVERNING LAW. Except to the extent the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit or schedule to this Plan provides otherwise, the rights and obligations arising under this Plan and any agreements, documents and instruments executed in connection with this Plan shall be governed by, and construed and enforced in accordance with, the laws of Tennessee, without giving effect to the principles of conflicts of law of such jurisdiction.

                  15.12 TAX REPORTING AND COMPLIANCE. The Debtors, Reorganized Service Merchandise, the Disbursing Agent, or the Prepetition Indenture Trustees (as agents or servicers as described in Section 9.2 of this Plan), as the case may be, shall be authorized to take any and all actions that may be necessary or appropriate to comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all payments and distributions hereunder shall be made subject to such withholding and reporting requirements. All entities holding Claims or Interests shall be required to provide any information necessary to effect the withholding of such taxes. Reorganized

Service Merchandise is hereby authorized, on behalf of each of the Debtors, to request an expedited determination under section 505(b) of the Bankruptcy Code of the tax liability of the Debtors for all taxable periods ending after the Petition Date through, and including, the Effective Date.

                  15.13 FILING OF ADDITIONAL DOCUMENTS. On or before substantial consummation of this Plan, the Debtors shall File such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

                  15.14 TERM OF BANKRUPTCY INJUNCTION OR STAYS. All injunctions or stays provided for in the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until all property of the Estates of Reorganized Service Merchandise and the other Debtors has been distributed and Reorganized Service Merchandise has been dissolved.

                  15.15 NO WAIVER OR ESTOPPEL. Each Claim Holder or Interest Holder shall be deemed to have waived any right to assert that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtors and/or their counsel, the Creditors' Committee and/or its counsel, or any other party, if such agreement was not disclosed in this Plan, the Disclosure Statement or papers filed with the Bankruptcy Court.

                  15.16 REQUEST FOR COURT HEARING. Notwithstanding whether or not a matter requires the consultation of the Creditors' Committee or Plan Committee under this Plan, the Debtors, Reorganized Service Merchandise, Plan Administrator, Creditors' Committee and Plan Committee shall have the right to request a hearing before the Court on any and all matters raised in connection with or related to this Plan.

Dated: Nashville, Tennessee
       March 5, 2003

                                   Respectfully submitted,

                                   SERVICE MERCHANDISE COMPANY, INC.
                                   (for itself and on behalf of the Affiliate
                                   Debtors)

                                   By:__________________________________________
                                   Name:  C. Steven Moore
                                   Title: Chief Administrative Officer of
                                          Service Merchandise Company, Inc. and
                                          authorized signatory for each and
                                          every Affiliate Debtor

Paul G. Jennings
Beth A. Dunning

BASS, BERRY & SIMS PLC
315 Deaderick Street, Suite 2700
Nashville, Tennessee 37238-0002
(615) 742-6200

      - and -

John Wm. Butler, Jr.
George N. Panagakis
Keith A. Simon
SKADDEN, ARPS, SLATE,
     MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois  60606-1285
(312) 407-0700

ATTORNEYS FOR DEBTORS
AND DEBTORS-IN-POSSESSION

                                    EXHIBIT A

               AMENDED CHARTER OF REORGANIZED SERVICE MERCHANDISE

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                                    EXHIBIT B

               AMENDED BY-LAWS OF REORGANIZED SERVICE MERCHANDISE

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                                    EXHIBIT C

                          PLAN ADMINISTRATOR AGREEMENT

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                               PLAN SCHEDULE 1.20

                            LIST OF CAUSES OF ACTION

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                                PLAN SCHEDULE 7.2

                          AFFILIATE DEBTORS PROCEEDINGS

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                                PLAN SCHEDULE 8.1

             EXECUTORY CONTRACTS OR UNEXPIRED LEASES TO BE REJECTED

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                                PLAN SCHEDULE 8.2

              EXECUTORY CONTRACTS OR UNEXPIRED LEASES TO BE ASSUMED

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

                              PLAN SCHEDULE 11.1(b)

                     PART 1. SUBSTANTIAL CONTRIBUTION CLAIMS

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

ENTITY           SERVICES RENDERED                   AMOUNT
------           -----------------                   ------

        PART 2. SUBSTANTIAL CONTRIBUTION CLAIMS IF THE BANKRUPTCY COURT AUTHORIZES AND APPROVES THE NOTEHOLDER PREFERENCE ACTION SETTLEMENT

                 [TO BE FILED ON OR BEFORE EXHIBIT FILING DATE]

ENTITY           SERVICES RENDERED                   AMOUNT
------           -----------------                   ------